PROSPECTUS

March 1, 2016

Equity Funds

SCHRODER EMERGING MARKET EQUITY FUND

  Advisor Shares (SEMVX)

  Investor Shares (SEMNX)

  R6 Shares (SEMTX)

SCHRODER EMERGING MARKETS
MULTI-CAP EQUITY FUND

  Advisor Shares (SMEVX)

  Investor Shares (SMENX)

  R6 Shares (SMETX)

SCHRODER EMERGING MARKETS SMALL CAP FUND

  Investor Shares (SMLNX)

  R6 Shares (SMLRX)

SCHRODER INTERNATIONAL ALPHA FUND

  Advisor Shares (SCVEX)

  Investor Shares (SCIEX)

  R6 Shares (SCIJX)

SCHRODER INTERNATIONAL MULTI-CAP

VALUE FUND

  Advisor Shares (SIDVX)

  Investor Shares (SIDNX)

  R6 Shares (SIDRX)

SCHRODER NORTH AMERICAN EQUITY FUND

  Advisor Shares (SNAVX)

  Investor Shares (SNAEX)

SCHRODER U.S. OPPORTUNITIES FUND

  Advisor Shares (SCUVX)

  Investor Shares (SCUIX)

  R6 Shares (SCURX)

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

  Advisor Shares (SMDVX)

  Investor Shares (SMDIX)

  R6 Shares (SMDRX)

Multi-Asset Fund

SCHRODER GLOBAL MULTI-ASSET

INCOME FUND

  Advisor Shares (SGMVX)

  Investor Shares (SGMNX)

  R6 Shares (SMGRX)

Fixed Income Funds

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

  Advisor Shares (STWVX)

  Investor Shares (STWTX)

SCHRODER EMERGING MARKETS

MULTI-SECTOR BOND FUND

  Advisor Shares (SMSVX)

  Investor Shares (SMSNX)

  R6 Shares (SMSRX)

SCHRODER GLOBAL STRATEGIC BOND FUND

  Advisor Shares (SGBVX)

  Investor Shares (SGBNX)

  R6 Shares (SGBJX)

SCHRODER LONG DURATION

INVESTMENT-GRADE BOND FUND

  Investor Shares (STWLX)

SCHRODER SHORT DURATION BOND FUND

  Investor Shares (SDBNX)

  R6 Shares (SDBRX)

SCHRODER TOTAL RETURN FIXED INCOME FUND

  Advisor Shares (SBBVX)

  Investor Shares (SBBIX)

Alternative Fund

SCHRODER ABSOLUTE RETURN EMD AND CURRENCY FUND

  Advisor Shares (SARVX)

  Investor Shares (SARNX)

  R6 Shares (SARRX)

Schroder Emerging Market Equity Fund seeks capital appreciation.

Schroder Emerging Markets Multi-Cap Equity Fund seeks long-term capital growth.

Schroder Emerging Markets Small Cap Fund seeks long-term capital appreciation.

Schroder International Alpha Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Schroder International Multi-Cap Value Fund seeks long-term capital appreciation.

Schroder North American Equity Fund seeks long-term capital growth.

Schroder U.S. Opportunities Fund seeks capital appreciation.

Schroder U.S. Small and Mid Cap Opportunities Fund seeks capital appreciation.

Schroder Global Multi-Asset Income Fund seeks to provide income and capital growth over the medium to longer term.

Schroder Broad Tax-Aware Value Bond Fund seeks total return on an after-tax basis.

Schroder Emerging Markets Multi-Sector Bond Fund seeks to provide a return of capital growth and income.

Schroder Global Strategic Bond Fund seeks total return over the long term.

Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index.

Schroder Short Duration Bond Fund seeks long-term total return consistent with the preservation of capital.

Schroder Total Return Fixed Income Fund seeks a high level of total return.

Schroder Absolute Return EMD and Currency Fund seeks a positive absolute return from capital growth and income.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. Neither the U.S. Securities and Exchange Commission, nor the U.S. Commodity Futures Trading Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SUMMARY INFORMATION ABOUT THE FUNDS

Schroder Emerging Market Equity Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.20%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.20%	1.35%	1.60%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.10)%	(0.10)%	(0.10)%
Net Annual Fund Operating Expenses	1.10%	1.25%	1.50%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.13% and 0.13% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) for the Fund's R6 Shares, exceed 1.10% of the R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.25% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.50% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$112	$371	$650	$1,446
Investor Shares (whether or not shares are redeemed)	$127	$418	$730	$1,615
Advisor Shares (whether or not shares are redeemed)	$153	$495	$861	$1,892

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities of "emerging market" companies. The Fund's sub-adviser currently considers "emerging market" companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented in the MSCI Emerging Market Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the sub-adviser will refer to the country allocation of the Fund's benchmark index as a guide in making allocation decisions. The Fund invests in countries and companies that its sub-adviser believes offer the potential for capital growth. The sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings ("IPOs") and may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal investment strategies. In addition, the Fund may invest in other investment companies, such as open-end funds, closed-end funds and exchange-traded funds ("ETFs"), including investment companies that are sponsored or managed by the adviser, sub-adviser or their affiliates. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart only shows the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/09	9/30/08
33.48%	-27.54%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	Since Inception (3/31/06)
Investor Shares – Return Before Taxes	(12.68)%	(3.77)%	3.07%
Investor Shares – Return After Taxes on Distributions	(13.04)%	(3.85)%	2.70%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(7.18)%	(2.64)%	2.62%
Advisor Shares – Return Before Taxes	(12.94)%	(3.99)%	2.85%
R6 Shares – Return Before Taxes	(12.63)%	(3.76)%	3.07%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(14.92)%	(4.81)%	2.51%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Allan Conway*, Head of Emerging Market Equities, has managed the Fund since its inception in 2006.

Robert Davy, Portfolio Manager, has managed the Fund since its inception in 2006.

James Gotto, Portfolio Manager, has managed the Fund since its inception in 2006.

Waj Hashmi, CFA, Portfolio Manager, has managed the Fund since its inception in 2006.

Tom Wilson, CFA, Portfolio Manager, has managed the Fund since 2014.

*  It is currently anticipated that in August 2016, Allan Conway will be retiring as Head of Emerging Market Equities and Portfolio Manager of the Fund, and Tom Wilson will be assuming those responsibilities.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock

Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Emerging Markets Multi-Cap Equity Fund

Investment Objective: The Fund seeks long-term capital growth.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	1.45%	1.60%	1.60%
Total Annual Fund Operating Expenses	2.45%	2.60%	2.85%
Less: Fee Waiver and/or Expense Reimbursement(2)	(1.55)%	(1.55)%	(1.55)%
Net Annual Fund Operating Expenses	0.90%	1.05%	1.30%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.10% and 0.13% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.90% of the R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.05% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.30% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.80% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$92	$615	$1,165	$2,668
Investor Shares (whether or not shares are redeemed)	$107	$661	$1,241	$2,819
Advisor Shares (whether or not shares are redeemed)	$132	$726	$1,346	$3,019

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies. The Fund will invest its assets primarily in equity securities of companies located in emerging market countries that the Fund's sub-adviser considers to be high quality companies, to offer attractive valuations, or both. The Fund may invest in companies of any size or market capitalization.

In seeking to identify high quality companies, the Fund's sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. In seeking to identify companies offering attractive valuations, the sub-adviser considers a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures as well as quality metrics, such as profitability, stability and financial strength. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. The sub-adviser generally considers equity securities to consist of common and preferred stocks, warrants to purchase common or preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy.

The Fund's sub-adviser currently considers "emerging market" countries to be countries included in the MSCI Emerging Markets Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. Although the Fund expects typically to invest in a variety of emerging market countries and other countries throughout the world, the Fund may, from time to time, invest a substantial portion of its net assets in any one country or group of countries. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries. Actual geographic and sector allocations within the Fund's portfolio are principally the result of application of the quality and value disciplines described above.

The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities or in depositary receipts relating to U.S. securities. The Fund may purchase securities issued by other investment funds and pools, such as real estate investment trusts ("REITs"), income trusts, master limited partnerships ("MLPs"), open-end mutual funds, closed-end funds, and exchange traded funds ("ETFs"). The Fund may use exchange-traded or over-the-counter derivatives that generally consist of futures contracts, swaps, and options, and other derivative instruments, including over-the-counter instruments, and will normally do so in order to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund w9ould otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  MLP Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing its total return for one year and since inception and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/14	9/30/15
6.07%	-16.76%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (6/25/13)
Investor Shares – Return Before Taxes	(18.33)%	(4.29)%
Investor Shares – Return After Taxes on Distributions	(19.47)%	(6.57)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(10.33)%	(3.98)%
Advisor Shares – Return Before Taxes	(18.66)%	(4.58)%
R6 Shares – Return Before Taxes	(18.31)%	(4.28)%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(14.92)%	(1.94)%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2013.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Emerging Markets Small Cap Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	5.27%	5.42%
Total Annual Fund Operating Expenses	6.52%	6.67%
Less: Fee Waiver and/or Expense Reimbursement(2)	(5.02)%	(5.02)%
Net Annual Fund Operating Expenses	1.50%	1.65%

(1)  "Other Expenses" shown for Investor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to the class. For the fiscal period between August 26, 2015, when the Fund commenced investment activities, and October 31, 2015, the Fund paid 0.15% of the average daily net assets attributable to its Investor Shares under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.50% of the R6 Shares' average daily net assets, and for the Fund's Investor Shares, exceed 1.65% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$153	$1,482
Investor Shares (whether or not shares are redeemed)	$168	$1,524

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's initial fiscal period from August 26, 2015 to October 31, 2015, the Fund's portfolio turnover rate was 5% of the average value of its portfolio. The Fund commenced investment activities on August 26, 2015, and the portfolio turnover rate is not annualized.

Principal Investment Strategies. The Fund seeks long-term capital appreciation by investing principally in a portfolio of equity securities of small cap emerging markets companies. The Fund's sub-adviser currently considers "emerging market" companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented in the MSCI Emerging Markets Small Cap Index (the "Index") or in any other widely-recognized index of emerging market securities. The Index includes stocks of issuers in 23 countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund's sub-adviser may in the future expand that universe of emerging market countries in light of economic, market, and financial developments. The Fund invests in countries and companies that its sub-adviser believes offer the potential for capital appreciation. Although the Fund will typically seek to allocate its investments among a number of different emerging market countries, there is no percentage limit on the Fund's investments in any one emerging market country or geographic region; the sub-adviser may refer to the country allocation of the Fund's benchmark when making allocation decisions. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund's sub-adviser currently considers a company to be a small cap company if, at the time of purchase, its market capitalization places it among the companies that make up the bottom 30% of the total market capitalization of the emerging market universe. Solely for purposes of determining this 30% threshold, the Fund's subadviser shall reference the market capitalization of companies included in the MSCI Emerging Markets Investable Market Index or in any other widely-recognized index of emerging market securities. In selecting companies for investment by the Fund, the sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund's sub-adviser also considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund will normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies the Fund's sub-adviser considers to be "emerging market" small cap companies at the time of investment.

The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, index-linked warrants, and securities issued in initial public offerings ("IPOs"). The Fund may invest in participatory notes, sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities. The Fund may invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) ("ETFs"). An investment in a closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of small cap emerging market issuers, or other funds with comparable investment policies, will be treated as an investment in equity securities of small cap emerging market issuers for purposes of determining the Fund's compliance with the 80% test described above (including in cases where the other fund's criteria for determining whether a company is a small cap emerging market company are not identical to those of the Fund).

Although the Fund does not intend to invest significantly in derivative instruments, it may use structured notes, equity-linked notes, swap transactions, index futures, and other derivatives instruments in pursuing its principal investment strategies. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the sub-adviser, to investments in emerging market small cap securities may be counted toward satisfaction of the 80% policy described above. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Small Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund commenced operations on August 26, 2015, it does not yet have a calendar year of investment performance. Financial information for the Fund from August 26, 2015 through October 31, 2015 is available in the Financial Highlights section of the prospectus. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Allan Conway, Head of Emerging Market Equities, has managed the Fund since its inception in 2015.

Matthew Dobbs, Head of Global Small Cap, has managed the Fund since its inception in 2015.

James Gotto, Portfolio Manager, has managed the Fund since its inception in 2015.

Richard Sennitt, Portfolio Manager, has managed the Fund since its inception 2015.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder International Alpha Fund

Investment Objective: The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.22%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.02%	1.17%	1.42%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.22)%	(0.22)%	(0.22)%
Net Annual Fund Operating Expenses	0.80%	0.95%	1.20%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.12% and 0.11% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017, if necessary, to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.80% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.95% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.20% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.70% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$82	$303	$542	$1,228
Investor Shares (whether or not shares are redeemed)	$97	$350	$622	$1,401
Advisor Shares (whether or not shares are redeemed)	$122	$428	$755	$1,683

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States. The Fund's sub-adviser attempts to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund expects typically to invest in forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The sub-adviser relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes offer the potential for capital growth. The sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization. The Fund may also invest in closed-end funds or exchange-traded funds. In addition, although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies. "Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve risk-adjusted returns over the Fund's benchmark index.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Issuer Focus Risk: focusing on a relatively small number of issuers increases risk and volatility;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/09	12/31/08
27.44%	-23.72%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	(0.17)%	2.45%	3.75%
Investor Shares – Return After Taxes on Distributions	(0.70)%	2.03%	3.49%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.09)%	2.03%	3.15%
Advisor Shares – Return Before Taxes	(0.43)%	2.19%	3.49%
R6 Shares – Return Before Taxes	0.00%	2.48%	3.77%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	(0.81)%	3.60%	3.03%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Simon Webber, CFA, Portfolio Manager, has managed the Fund since 2010.

James Gautrey, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder International Multi-Cap Value Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.27%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.07%	1.22%	1.47%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.32)%	(0.32)%	(0.32)%
Net Annual Fund Operating Expenses	0.75%	0.90%	1.15%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.13% and 0.14% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017, if necessary, to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.75% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.90% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.15% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.65% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$77	$309	$559	$1,277
Investor Shares (whether or not shares are redeemed)	$92	$356	$640	$1,449
Advisor Shares (whether or not shares are redeemed)	$117	$433	$772	$1,730

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 65% of its total assets in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund may invest in companies of any size market capitalization. The sub-adviser applies a proprietary quantitative investment analysis that seeks to capture the historically high returns from value stocks. The sub-adviser does not consider benchmark weights when it constructs the Fund's portfolio. The sub-adviser believes that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The sub-adviser seeks to select relatively inexpensive stocks anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. The Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts ("REITs"), trusts, closed-end funds, or exchange-traded funds. The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate. The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of broad-based market indexes. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/09	12/31/08
36.08%	-23.12%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	Since Inception (8/30/06)
Investor Shares – Return Before Taxes	(4.82)%	2.53%	3.67%
Investor Shares – Return After Taxes on Distributions	(6.06)%	1.20%	2.38%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(2.69)%	1.74%	2.85%
Advisor Shares – Return Before Taxes	(4.96)%	2.26%	3.42%
R6 Shares – Return Before Taxes	(4.56)%	2.57%	3.69%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	(5.66)%	1.06%	1.70%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2006.

Ben Corris, CFA, Portfolio Manager, has managed the Fund since 2014.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since March 2011.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder North American Equity Fund

Investment Objective: The Fund seeks long-term capital growth.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	0.35%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.32%	0.67%

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$33	$103	$180	$406
Advisor Shares (whether or not shares are redeemed)	$68	$214	$373	$835

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. The Fund's portfolio may include large, well-known companies as well as smaller, less-closely followed companies, including micro cap companies. The Fund's sub-adviser uses a proprietary quantitative investment analysis to evaluate market and economic sectors, companies, and stocks on the basis of long-term historical data in order to construct a highly diversified portfolio of equity securities of North American issuers. In addition, the sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the portfolio to seek to take advantage of those deviations. The Fund's investment portfolio, including the number of positions and the sector weightings, will change as the sub-adviser's evaluation of economic, market and company-specific factors change. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization. The Fund may also invest in real estate investment trusts ("REITs"), closed-end funds or exchange-traded funds, and may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Micro, Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/09	12/31/08
16.31%	-22.37%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	0.08%	11.47%	6.96%
Investor Shares – Return After Taxes on Distributions	(1.95)%	10.52%	5.99%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	0.73%	9.02%	5.51%
Advisor Shares – Return Before Taxes	(0.26)%	11.09%	6.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2003.

Ben Corris, CFA, Portfolio Manager, has managed the Fund since March 2011.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since March 2011.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder U.S. Opportunities Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.90%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.90%	1.41%	1.66%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.85)%	(0.21)%	(0.21)%
Net Annual Fund Operating Expenses	1.05%	1.20%	1.45%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.09% and 0.10% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.05% of the R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.20% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.45% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.85% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$107	$514	$947	$2,153
Investor Shares (whether or not shares are redeemed)	$122	$426	$751	$1,673
Advisor Shares (whether or not shares are redeemed)	$148	$503	$882	$1,948

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies. The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. The Fund's adviser currently considers small capitalization companies to be those with market capitalizations of approximately $6 billion or less, measured at the time of investment, and considers micro-capitalization companies to be those with market capitalizations of approximately $200 million or less, measured at the time of investment. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies located in the United States. The adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings ("IPOs"), real estate investment trusts ("REITs"), closed-end funds, or exchange-traded funds. In addition, although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Micro, Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/09	12/31/08
19.71%	-23.16%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	(1.41)%	9.12%	8.53%
Investor Shares – Return After Taxes on Distributions	(3.16)%	6.83%	7.01%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	0.65%	7.05%	6.82%
Advisor Shares – Return Before Taxes	(1.66)%	8.82%	8.25%
R6 Shares – Return Before Taxes	(1.37)%	9.13%	12.39%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	6.80%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Manager – Jenny B. Jones, Portfolio Manager, has managed the Fund since 2003.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and ask to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder U.S. Small and Mid Cap Opportunities Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.45%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.45%	1.60%	1.85%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.55)%	(0.55)%	(0.55)%
Net Annual Fund Operating Expenses	0.90%	1.05%	1.30%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.13% and 0.13% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.90% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.05% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.30% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.80% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$92	$405	$740	$1,688
Investor Shares (whether or not shares are redeemed)	$107	$451	$819	$1,854
Advisor Shares (whether or not shares are redeemed)	$132	$528	$949	$2,124

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests principally in equity securities and will normally invest at least 80% of its net assets in securities of companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. The adviser currently considers a company to be a small or mid cap company if it has a market capitalization of between approximately $750 million and $15 billion, measured at the time of investment. The Fund may also invest in equity securities of micro cap companies or larger companies if the adviser believes they offer the potential for capital appreciation. The adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings ("IPOs"), real estate investment trusts ("REITs"), closed-end funds, or exchange-traded funds. In addition, although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Micro, Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/09	12/31/08
18.71%	-21.10%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	Since Inception (3/31/06)
Investor Shares – Return Before Taxes	1.74%	10.84%	8.19%
Investor Shares – Return After Taxes on Distributions	(0.76)%	7.87%	6.50%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	3.06%	8.17%	6.39%
Advisor Shares – Return Before Taxes	1.51%	10.56%	7.92%
R6 Shares – Return Before Taxes	1.83%	10.87%	8.21%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	(2.90)%	10.32%	6.59%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Manager – Jenny B. Jones, Portfolio Manager, has managed the Fund since its inception in 2006.

Purchase and Sale of Fund Shares.

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Global Multi-Asset Income Fund

Investment Objective: The Fund seeks to provide income and capital growth over the medium to longer term.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	1.30%	1.45%	1.45%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.92%	2.07%	2.32%
Less: Fee Waiver and/or Expense Reimbursement(2)	(1.20)%	(1.20)%	(1.20)%
Net Annual Fund Operating Expenses	0.72%	0.87%	1.12%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.10% and 0.14% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.70% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.85% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.10% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses, and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$74	$486	$925	$2,146
Investor Shares (whether or not shares are redeemed)	$89	$533	$1,003	$2,304
Advisor Shares (whether or not shares are redeemed)	$114	$609	$1,131	$2,563

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks sustainable income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund's advisers believe offer attractive yields backed by strong fundamentals. The advisers actively allocate the Fund's investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the advisers believe may affect the relative levels of income available. The Fund's advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by the Fund's advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the advisers' assessment of changing market, economic, and political factors and events that the advisers believe may impact the value of the Fund's investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.

With respect to the Fund's global fixed income investments, the focus is on sustainability of income. The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The average duration of the Fund's fixed income portfolio will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.

With respect to the Fund's global equity investments, the Fund generally intends to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings ("IPOs"). In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts ("REITs") and other property trusts, structured products, and master limited partnerships ("MLPs"). The advisers will also invest in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The Fund's advisers generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives. The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the adviser or the sub-adviser or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), unit investment trusts, and domestic or foreign private investment pools.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund will normally hold investments in a number of different countries around the world.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  MLP Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Sovereign Debt Risk: a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to an economy or failure to institute required economic reforms;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing its total return for one year and since inception and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
3/31/15	9/30/15
2.20%	-5.32%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (6/25/13)
Investor Shares – Return Before Taxes	(7.74)%	(6.70)%
Investor Shares – Return After Taxes on Distributions	(9.94)%	(9.03)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(4.32)%	(6.02)%
Advisor Shares – Return Before Taxes	(7.85)%	(6.92)%
R6 Shares – Return Before Taxes	(7.50)%	(7.77)%
Custom Index* (reflects no deduction for fees, expenses or taxes)	(2.28)%	(3.00)%

*  The Custom Index consists of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI ACWI (30%).

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Aymeric Forest, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Iain Cunningham, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Broad Tax-Aware Value Bond Fund

Investment Objective: The Fund seeks total return on an after-tax basis.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.33%	0.33%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	0.37%	0.37%
Total Annual Fund Operating Expenses	0.70%	0.95%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.24)%	(0.24)%
Net Annual Fund Operating Expenses	0.46%	0.71%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.06% and 0.07% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.46% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 0.71% of Adviser Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$47	$200	$366	$848
Advisor Shares (whether or not shares are redeemed)	$73	$279	$502	$1,144

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" or "TBA" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

The Fund may invest in fixed income securities of any maturity or duration. The Fund's effective duration may vary over time depending on Schroders' assessment of market and economic conditions and other factors. Duration is a measure of a bond price's sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, Schroders employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. Schroders allocates the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category; the Fund is eligible to pay "exempt-interest dividends" only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year (see "Taxes" below and the SAI for more information). At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.

It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by Schroders in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, Schroders takes into consideration the maximum federal tax rates.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships.

In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. As a result, the Fund's portfolio, and its investment performance, may differ from a mutual fund that invests without regard to such tax considerations.

In addition, Schroders expects that it may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). Schroders will normally use derivatives to supplement the effective management of the duration profile of the Fund, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate, and mortgage and asset-backed securities risks;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  State-Specific Risk: As the Fund may invest more than 25% of its total assets in municipal securities of issuers in one or more states, it is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that the Fund may be more exposed to negative political or economic factors in those states than a fund that invests more widely.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of broad-based market indexes. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses. All performance and other information for periods prior to June 24, 2013 is that of STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II, which merged into the Fund on June 24, 2013. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
3/31/14	6/30/13
6.25%	-5.94%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (10/3/11)
Investor Shares – Return Before Taxes	2.58%	6.16%
Investor Shares – Return After Taxes on Distributions	2.58%	5.80%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	2.73%	5.36%
Advisor Shares – Return Before Taxes	2.36%	5.91%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.30%	4.32%

After-tax returns shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception in 2011.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Emerging Markets Multi-Sector Bond Fund

Investment Objective: The Fund seeks to provide a return of capital growth and income.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.90%	1.05%	1.05%
Total Annual Fund Operating Expenses	1.65%	1.80%	2.05%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.90)%	(0.90)%	(0.90)%
Net Annual Fund Operating Expenses	0.75%	0.90%	1.15%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.09% and 0.13% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, 0.75% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.90% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.15% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.65% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$77	$432	$812	$1,879
Investor Shares (whether or not shares are redeemed)	$92	$479	$891	$2,042
Advisor Shares (whether or not shares are redeemed)	$117	$556	$1,020	$2,307

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above.

The Fund's adviser will allocate the Fund's assets actively among sectors within the fixed-income market based on its assessments of their relative values and the risks and rewards they present. Asset-backed and mortgage-backed securities will not exceed 20% of the net assets of the Fund. In selecting investments for the Fund, the Fund's adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the adviser's views of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Emerging market countries include countries that the Fund's adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund is a non-diversified mutual fund.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants; and

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing its total return for one year and since inception and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
6/30/14	9/30/15
5.97	-7.59

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (6/25/13)
Investor Shares – Return Before Taxes	(4.26)%	(1.46)%
Investor Shares – Return After Taxes on Distributions	(5.01)%	(3.26)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(2.54)%	(1.89)%
Advisor Shares – Return Before Taxes	(4.48)%	(1.62)%
R6 Shares – Return Before Taxes	(4.11)%	(1.36)%
Custom Benchmark* (reflects no deduction for fees, expenses or taxes)	(4.39)%	0.21%

*  The Fund compares its performance to that of a custom benchmark, consisting of the JP Morgan EMBI Global Diversified Index (33 1/3%), the JP Morgan GBI-EM Global Diversified Index (33 1/3%), and the JP Morgan CEMBI Broad Diversified Index (33 1/3%).

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Jim Barrineau, Portfolio Manager, has managed the Fund since its inception in 2013.

Fernando Grisales, CFA, Portfolio Manager, has managed the Fund since its inception in 2013.

Alexander Moseley, Portfolio Manager, has managed the Fund since its inception in 2013.

Denis Parisien, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Global Strategic Bond Fund

Investment Objective: The Fund seeks total return over the long term.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.55%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.10%	1.25%	1.50%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.46)%	(0.46)%	(0.46)%
Net Annual Fund Operating Expenses	0.64%	0.79%	1.04%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.10% and 0.12% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.64% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.79% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.04% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses, and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$65	$304	$562	$1,299
Investor Shares (whether or not shares are redeemed)	$81	$351	$642	$1,471
Advisor Shares (whether or not shares are redeemed)	$106	$429	$775	$1,751

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks total return by investing principally in a portfolio of fixed income securities of issuers anywhere in the world that the Fund's sub-adviser believes offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser or sub-adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's advisers to be of comparable quality (so-called "junk bonds"). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.

Unconstrained by design, the portfolio is not managed with reference to a specific benchmark. The Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund's assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the sub-adviser's assessment of market and economic factors and other considerations. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The sub-adviser's investment processes may result in frequent trading of the Fund's portfolio securities. The sub-adviser may sell an investment for the Fund if it believes that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The sub-adviser may also allocate assets in cash and cash equivalents strategically, potentially building the Fund's cash position when the sub-adviser believes that attractive investments for the Fund are not available or when the sub-adviser believes that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The sub-adviser may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset's value will decrease between the time the position is established and the agreed date of sale.

The Fund will normally hold investments in a number of different countries around the world. The Fund is a non-diversified mutual fund.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities involves interest rate and mortgage and asset-backed securities risks;

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Leverage Risk: certain transactions, including the use of some derivatives, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund's investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to a Fund;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Sovereign Debt Risk: a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to an economy or failure to institute required economic reforms;

•  Short Position Risk: the risk that an increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund; the loss from a short position is potentially unlimited;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing its total return for one year and since inception and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
12/31/2015	9/30/2015
-0.11%	-2.68%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (6/25/13)
Investor Shares – Return Before Taxes	(3.61)%	(2.53)%
Investor Shares – Return After Taxes on Distributions	(3.61)%	(4.09)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(2.04)%	(2.60)%
Advisor Shares – Return Before Taxes	(3.90)%	(2.75)%
R6 Shares – Return Before Taxes	(3.54)%	(2.41)%
3-month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.32%	0.29%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Bob Jolly, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Gareth Isaac, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Long Duration Investment-Grade Bond Fund

Investment Objective: The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

Investor Shares
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Management Fees	0.33%
Other Expenses(1)	0.83%
Total Annual Fund Operating Expenses	1.16%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.76)%
Net Annual Fund Operating Expenses	0.40%

(1)  "Other Expenses" shown for Investor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to the class. For the fiscal year ended October 31, 2015, the Fund paid 0.04% of the average daily net assets attributable to its Investor Shares under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.39% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$41	$293	$565	$1,341

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" or "TBA" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an average effective portfolio duration that is within +/- 1 year of the average effective duration of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index, on an adjusted basis. Schroders generally adjusts the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect its view that their prices are typically less sensitive to changes in interest rates than taxable securities. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. All performance and other information for periods prior to June 24, 2013 is that of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II, which merged into the Fund on June 24, 2013. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
3/31/14	6/30/15
7.05%	-7.82%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (10/3/11)
Investor Shares – Return Before Taxes	(4.75)%	6.08%
Investor Shares – Return After Taxes on Distributions	(5.24)%	4.55%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.55)%	5.52%
Barclays U.S. Long Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	(3.30)%	3.40%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception in 2011.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000. The minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information: The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Short Duration Bond Fund

Investment Objective: The Fund seeks long-term total return consistent with the preservation of capital.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

	R6 Shares	Investor Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares
Management Fees	0.29%	0.29%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	2.22%	2.37%
Total Annual Fund Operating Expenses	2.51%	2.66%
Less: Fee Waiver and/or Expense Reimbursement(2)	(2.12)%	(2.12)%
Net Annual Fund Operating Expenses	0.39%	0.54%

(1)  "Other Expenses" shown for Investor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to the class. For the fiscal period between August 26, 2015, when the Fund commenced investment activities, and October 31, 2015, the Fund paid 0.15% of the average daily net assets attributable to its Investor Shares under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.39% of R6 Shares' average daily net assets and, for the Fund's Investor Shares, exceed 0.54% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$40	$578
Investor Shares (whether or not shares are redeemed)	$55	$624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's initial fiscal period from August 26, 2015 to October 31, 2015, the Fund's portfolio turnover rate was 22% of the average value of its portfolio. The Fund commenced investment activities on August 26, 2015, and the portfolio turnover rate is not annualized.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. The Fund's total return includes income earned on the Fund's investments, plus capital appreciation, if any.

Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include "to be announced" ("TBA") transactions), zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. In addition, the Fund may invest up to 10% of its net assets in securities that are rated below investment grade (commonly known as "high yield securities" or "junk bonds"), or are unrated securities that Schroder Investment Management North America Inc., the Fund's adviser ("Schroders"), determines are of comparable quality. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an average effective portfolio duration that is within +/- 1/2 year of the average effective duration of the Fund's benchmark, the BofA Merrill Lynch 1-3 Year Treasury Bond Index, on an adjusted basis. Schroders generally adjusts the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect its view that their prices are typically less sensitive to changes in interest rates than taxable securities. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

Schroders may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment), and foreign currency exchange transactions, including currency futures, forwards, and option transactions (typically to hedge against changes in the values of currencies in which investments are denominated). The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities. They may be difficult to value and may be illiquid;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund commenced operations on August 26, 2015, it does not yet have a calendar year of investment performance. Financial information for the Fund from August 26, 2015 through October 31, 2015 is available in the Financial Highlights section of the prospectus. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception in 2015.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information: The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Total Return Fixed Income Fund

Investment Objective: The Fund seeks a high level of total return.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment):	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	0.39%	0.39%
Total Annual Fund Operating Expenses	0.64%	0.89%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.24)%	(0.24)%
Net Annual Fund Operating Expenses	0.40%	0.65%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.07% and 0.07% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.40% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 0.65% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$41	$181	$333	$776
Advisor Shares (whether or not shares are redeemed)	$66	$260	$470	$1,074

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies. The Fund's adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return – from current income, increases in market value, or both. The Fund normally invests at least 80% of its net assets in fixed income obligations. The adviser currently considers fixed income obligations to include U.S. and foreign government securities, debt securities of domestic and foreign corporations, mortgage-backed and other asset-backed securities (which may include "to be announced" ("TBA") transactions), municipal bonds, obligations of international agencies or supranational entities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances. Fixed income securities in which the Fund invests may include securities that pay interest at fixed, floating or variable rates. The Fund may invest in securities of issuers located anywhere in the world, but will normally not invest more than 20% of its total assets in securities that are not denominated in the U.S. dollar. The adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities. The Fund invests principally in securities that, at the time of purchase, are rated "investment grade" (or considered by the adviser to be of comparable quality) although the Fund may invest up to 20% of its total assets in securities below "investment grade," which are sometimes referred to as "junk bonds." The Fund intends to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Barclays U.S. Aggregate Bond Index. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. The adviser generally relies on detailed proprietary research, and focuses on sectors and securities it believes are undervalued relative to the market. The adviser seeks to exploit inefficiencies in the valuation of risk and reward and looks to capitalize on shifting market risks and dynamics caused by economic and technical factors. The adviser considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction. The adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. The Fund may enter into derivatives transactions such as interest rate futures and options, interest rate swap agreements, forward contracts, and credit default swaps for hedging purposes, or otherwise to increase total return, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvest of the proceeds. The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
12/31/08	06/30/13
5.15%	-2.89%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	(1.35)%	3.19%	4.78%
Investor Shares – Return After Taxes on Distributions	(2.65)%	1.76%	2.88%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.75)%	1.91%	2.95%
Advisor Shares – Return Before Taxes	(1.59)%	2.93%	4.51%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Chris Ames, Portfolio Manager, has managed the Fund since March 2011 and between October 2008 and March 2010.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since 2014.

Wesley A. Sparks, CFA, Head of U.S. Credit and Portfolio Manager, has managed the Fund since its inception in 2004.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information: The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Absolute Return EMD and Currency Fund

Investment Objective: The Fund seeks a positive absolute return from capital growth and income.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.29%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.19%	1.34%	1.59%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.19)%	(0.19)%	(0.19)%
Net Annual Fund Operating Expenses	1.00%	1.15%	1.40%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.12% and 0.12% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.00% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.15% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.40% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$102	$359	$636	$1,426
Investor Shares (whether or not shares are redeemed)	$117	$406	$716	$1,596
Advisor Shares (whether or not shares are redeemed)	$143	$483	$848	$1,873

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 207% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve a positive absolute return through investments principally in emerging market debt ("EMD") securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund's sub-adviser determines to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund's sub-adviser will seek to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific securities benchmark.

In seeking to identify investments for the Fund, the sub-adviser performs fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the sub-adviser seeks not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The sub-adviser will allocate the Fund's assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund's currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The sub-adviser will use cash strategically, potentially building the Fund's cash position when the sub-adviser believes that attractive investments for the Fund are not available or when the sub-adviser believes a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a currency by investments in debt securities denominated in such a currency, if the Fund's sub-adviser determines that those securities provide an effective substitute for investment directly in the currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund's assets).

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in EMD securities and in investments intended to provide exposure to currencies around the world, including currencies of emerging market countries and of countries other than emerging market countries, including the United States. (For purposes of this 80% requirement and the 60% calculation described below, the Fund will include among its investments in currencies its exposures to currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments.) The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund's sub-adviser currently expects that the Fund will normally invest at least 60% of its assets in EMD securities and investments providing exposure to emerging market currencies. The Fund is a non-diversified mutual fund. The Trust will give shareholders at least 60 days' notice of any change to the 80% requirement described above.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques, and risk analyses of the Fund's investment team, and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Currency Strategy Risk: the values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and potentially the Fund's income available for distribution;

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses, while performance of its R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest	Lowest
12/31/12	09/30/15
4.42%	-2.20%

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception (12/15/11)
Investor Shares – Return Before Taxes	(6.03)%	(0.74)%
Investor Shares – Return After Taxes on Distributions	(6.03)%	(1.21)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(3.41)%	(0.70)%
Advisor Shares – Return Before Taxes	(6.30)%	(0.97)%
R6 Shares – Return Before Taxes	(5.83)%	(0.69)%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.32%	0.32%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Abdallah Guezour, Portfolio Manager, has managed the Fund since its inception in 2011 and is the Lead Portfolio Manager.

Geoff Blanning, Head of Emerging Markets Debt and Commodities, has managed the Fund since its inception in 2011.

Guillermo Besaccia, Portfolio Manager, has managed the Fund since its inception in 2011.

Nick Brown, Portfolio Manager, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information: The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

PRINCIPAL INVESTMENT STRATEGIES OF AND ADDITIONAL PERFORMANCE INFORMATION ABOUT THE FUNDS

SCHRODER EMERGING MARKET EQUITY FUND

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be "emerging market" issuers. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders.) The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, equity-linked notes, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also use participatory notes to gain exposure to instruments traded on certain exchanges. The Fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively, "Depositary Receipts"). The Fund may also invest in securities of other investment companies, including open-end investment companies, closed-end investment companies and exchange-traded funds ("ETFs"), including investment companies that are sponsored or managed by the adviser, sub-adviser or their affiliates. The Fund currently intends to invest a portion of its assets in Schroder Emerging Markets Small Cap Fund, which is also managed by the Fund's adviser. An investment in an investment company that, like Schroder Emerging Markets Small Cap Fund, has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has "emerging market" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund invests in equity securities of issuers domiciled or doing business in "emerging market" countries. The Fund's sub-adviser currently considers "emerging market" issuers to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented at the time of investment in the MSCI Emerging Market Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund's sub-adviser may at times determine based on its own analysis that an economy not included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the sub-adviser will refer to the country allocation of the Fund's benchmark index as a guide in making allocation decisions.

The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the Fund, the Fund's sub-adviser considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro cap companies. The Fund may also purchase securities issued in initial public offerings ("IPOs"). In addition, the Fund's sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund's sub-adviser may hedge some of the Fund's foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Additional Information ("SAI").

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI Emerging Markets Index is an unmanaged market-capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia.

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER EMERGING MARKETS MULTI-CAP EQUITY FUND

Investment Objective. The Fund seeks long-term capital growth.

Principal Investment Strategies. The Fund will invest its assets primarily in equity securities of companies located in emerging market countries that the Fund's sub-adviser considers to be high quality companies, to offer attractive valuations, or both. The Fund may invest in companies of any size or market capitalization.

In seeking to identify high quality companies, the Fund's sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. In seeking to identify companies offering attractive valuations, the sub-adviser considers a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures as well as quality metrics, such as profitability, stability and financial strength. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. The sub-adviser generally considers equity securities to consist of common and preferred stocks, warrants to purchase common or preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy.

The Fund's sub-adviser currently considers "emerging market" countries to be countries included in the MSCI Emerging Markets Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. Although the Fund expects typically to invest in a variety of emerging market countries and other countries throughout the world, the Fund may, from time to time, invest a substantial portion of its net assets in any one country or group of countries. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries. Actual geographic and sector allocations within the Fund's portfolio are principally the result of application of the quality and value disciplines described above.

The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities or in depositary receipts relating to U.S. securities. The Fund may purchase securities issued by other investment funds and pools, such as real estate investment trusts ("REITs"), income trusts, master limited partnerships ("MLPs"), open-end mutual funds, closed-end funds, and exchange traded funds ("ETFs"). MLPs are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Fund) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies that serve (or whose affiliates serve) as the general partner of an MLP and in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

The Fund may use exchange-traded or over-the-counter derivatives that generally consist of futures contracts, swaps, and options, and other derivative instruments, including over-the-counter instruments, and will normally do so in order to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process. The Fund may also enter into foreign exchange transactions for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

The Fund generally sells securities when the Fund's sub-adviser believes they no longer have desirable valuation or quality characteristics or for risk management to take advantage of other investments the Fund's sub-adviser considers more attractive.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI Emerging Markets Index is an unmanaged market-capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia.

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER EMERGING MARKETS SMALL CAP FUND

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund seeks long-term capital appreciation by investing principally in a portfolio of equity securities of small cap emerging markets companies. The Fund's sub-adviser currently considers "emerging market" companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented in the MSCI Emerging Markets Small Cap Index (the "Index") or in any other widely-recognized index of emerging market securities. The Index includes stocks of issuers in 23 countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund's sub-adviser may in the future expand that universe of emerging market countries in light of economic, market, and financial developments. The Fund invests in countries and companies that its sub-adviser believes offer the potential for capital appreciation. Although the Fund will typically seek to allocate its investments among a number of different emerging market countries, there is no percentage limit on the Fund's investments in any one emerging market country or geographic region; the sub-adviser may refer to the country allocation of the Fund's benchmark when making allocation decisions. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund's sub-adviser currently considers a company to be a small cap company if, at the time of purchase, its market capitalization places it among the companies that make up the bottom 30% of the total market capitalization of the emerging market universe. Solely for purposes of determining this 30% threshold, the Fund's subadviser shall reference the market capitalization of companies included in the MSCI Emerging Markets Investable Market Index or in any other widely-recognized index of emerging market securities. In selecting companies for investment by the Fund, the sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund's sub-adviser also considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund will normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies the Fund's sub-adviser considers to be "emerging market" small cap companies at the time of investment. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, index-linked warrants, and securities issued in initial public offerings ("IPOs"). The Fund may invest in participatory notes, sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs")

or other similar securities representing ownership of foreign securities. The Fund may invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) ("ETFs"). An investment in a closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of small cap emerging market issuers, or other funds with comparable investment policies, will be treated as an investment in equity securities of small cap emerging market issuers for purposes of determining the Fund's compliance with the 80% test described above (including in cases where the other fund's criteria for determining whether a company is a small cap emerging market company are not identical to those of the Fund).

Schroders may engage in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including total return swaps), futures contracts and options on futures, options on securities, and foreign currency exchange transactions, including currency futures, forwards, and option transactions. The Fund may also purchase structured notes, including equity-linked notes. Certain derivatives may relate to indexes of emerging market securities or of broader groups of securities. The Fund may use any of these derivatives to gain long or short exposure to securities or market sectors for hedging purposes, as a substitute for cash investments (not for leverage), or pending the sale of securities by the Fund and reinvestment of the proceeds. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the sub-adviser, to investments in emerging market small cap securities may be counted toward satisfaction of the 80% policy described above. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Additional Information.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Performance Information of Certain Other Accounts

The Fund has recently commenced operations and does not yet have a calendar year of investment performance. Financial information for the Fund from August 26, 2015 through October 31, 2015 is available in the Financial Highlights section of the prospectus. The following table sets forth historical composite performance information for all the fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the "Schroders Firm") (see footnote 1 below) that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund (the "Global EM Smaller Companies Composite," or the "Composite"). The Fund's portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite. (The membership of the team may change over time, and these changes may affect the performance of these accounts.)

The table below shows the asset weighted average annual total returns for the Composite as of October 31, 2015 in the first three columns (in the first column, restated to reflect deduction of the highest management fee paid by any account in the Composite (1.50%); in the second column, restated to reflect deduction of Net Expenses for R6 Shares of the Fund as shown in the Prospectus (1.50%), and in the third column, restated to reflect deduction of Net Expense for Investor Shares of the Fund as shown in the Prospectus (1.65%). In the fourth column, the table below shows annualized returns for the MSCI Emerging Markets Small Cap Index Net.

The accounts comprising the Composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended (the "Code"), which, if applicable, may have affected the performance results of the Global EM Smaller Companies Composite.

Global EM Smaller Companies Composite
Currency: U.S. Dollar
Inception Date: 02/28/2014

Year	Composite Net of Highest Management Fee Paid by any Account(1-2), (4-6)	Composite Net of Net Expenses for R6 Shares of the Fund (1.50% per annum)(1-2), (4-6)	Composite Net of Net Expenses for Investor Shares of the Fund (1.65% per annum)(1-2), (4-6)	MSCI Emerging Markets Small Cap Index Net Annualized(3)
1 year	(10.13)%	(10.13)%	(10.26)%	(8.61)%
Since Inception	(1.33)%	(1.33)%	(1.47)%	(2.91)%

(1)  The Schroders Firm is defined as Schroders or its affiliates in the United Kingdom and United States that are wholly owned subsidiaries of Schroders plc. Prior to January 1, 2007 Schroder Investment Management London and Schroder Investment Management North America Inc. existed as two separate firms that were compliant and verified as separate entities until December 31, 2006. The consolidation of these two firms was made as part of a move towards creating one global firm. Composite and Firm assets reported prior to January 1, 2007 represent those of the legacy firm that managed the product. Prior to January 1, 2011, the SPrIM (Schroder Property Investment Management) Firm existed separate to Schroder Investment Management UK and Schroder Investment Management North America Inc.; from January 1, 2011 these firms have been combined into a single firm. On April 2, 2013, Schroder U.S. Holdings Inc., a subsidiary of Schroders plc, purchased STW Fixed Income Management LLC (STW) and on July 2, 2013, Schroders plc purchased Cazenove Capital Holdings; effective January 1, 2014, the Schroders Firm is defined to include assets managed by STW and Cazenove. A complete list and description of the Firm's composites and performance results are available upon request.

(2)  Accounts included in the Composite seek to achieve returns above the MSCI EM Small Cap (NDR) index (or a similar benchmark) by providing capital growth primarily through investment in equity securities of emerging markets companies, who are among the smallest 30% of global emerging market companies by market capitalization. Accounts aim to outperform the MSCI EM Small Cap (NDR) by 3% over rolling three year periods. The Composite inception date is February 28, 2014 and it was created on February 18, 2014. New accounts are included from the beginning of the first full month of management on a discretionary basis. Terminated accounts are excluded from the end of the last full month of discretionary management. The Composite has no minimum asset level for inclusion.

(3)  The MSCI Emerging Markets Small Cap Index is an unmanaged portfolio of globally issued emerging market small cap securities.

(4)  The portfolio returns are time-weighted rates of return that are adjusted for cash flows. Portfolio returns are combined using beginning of period asset weights to produce the composite return. Periodic returns are geometrically linked to produce annual returns. Dividends on equities are recognized net of irrecoverable withholding tax. Since January 1999 dividends have been recognized as of the ex-dividend date having previously been recognized on a cash basis. Performance results are initially calculated before the deduction of certain fees (including management fees) but after trading expenses and custodian fees. Next, in the first column above, a hypothetical management fee at the annual rate of 1.50% was applied; in the second and third columns above, total expenses net of fee waivers and/or expense reimbursements for R6 and Investor Shares of the Fund were applied (1.50% and 1.65%, respectively).

(5)  The exchange rates used are provided by WM Reuters. Each currency is valued at 4 p.m. UK time on the last business day of the month. Additional information regarding policies for calculating and reporting returns, a description of all composites and a copy of the verification report is available on request.

(6)  Schroder Investment Management (UK & U.S.) claims compliance with the Global Investment Performance Standards GIPS®.

SCHRODER INTERNATIONAL ALPHA FUND

Investment Objective. The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Principal Investment Strategies. The Fund invests principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund's sub-adviser considers to be located outside of the United States. The Fund invests in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. "Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve risk-adjusted returns over the Fund's benchmark index.

The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time. The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive. The Fund may invest in companies of any market-capitalization. The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. Although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Addition Information ("SAI").

The Fund also may do the following:

•  Invest in securities of issuers domiciled or doing business in "emerging market" countries.

•  Invest in securities of closed-end investment companies and ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

Advisor Shares of the Fund were offered commencing May 15, 2006. The performance information for the Advisor Shares of the Fund provided in the table in the "Summary Information" section for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the fees that would have been borne by holders of Advisor Shares.

Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns shown in the bar chart and table in the "Summary Information" section would have been lower.

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund normally invests at least 65% of its total assets in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. Although the Fund may invest in any country in the world, including "emerging market" countries, the subadviser expects that a substantial portion of the Fund's investments will normally be in countries included in the MSCI ACWI ex USA Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets and developed markets countries (excluding the United States). The Fund's sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund may invest in companies of any size market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro cap companies.

The sub-adviser applies a proprietary quantitative investment analysis that seeks to capture the historically high returns from value stocks. The sub-adviser does not consider benchmark weights when it constructs the Fund's portfolio. The sub-adviser believes that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The sub-adviser seeks to select relatively inexpensive stocks anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength and management quality. Geographic and sector allocations are principally the result of this selection. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate. Although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

The Fund may also invest in closed-end investment companies, trusts, exchange-traded funds ("ETFs") (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs"), in pursuing its principal investment strategies or for efficient portfolio management purposes.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets and developed markets countries (excluding the United States).

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER NORTH AMERICAN EQUITY FUND

Investment Objective. The Fund seeks long-term capital growth.

Principal Investment Strategies. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund's sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks of North American issuers. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to seek to take advantage of those deviations.

The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund invests in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro cap companies. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. Although the Fund did not invest significantly in derivative instruments during the most recent fiscal year (equity-based futures contracts and forward foreign currency contracts were the principal types of derivatives it used), it may do so at any time. The Fund may also invest in closed-end investment companies, trusts, exchange-traded funds ("ETFs") (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs"). Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Additional Information ("SAI").

The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of North American companies, and has "North America" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United States and Canada.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The S&P 500 Index is a market-capitalization, value-weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Advisor Shares of the Fund were offered commencing March 31, 2006. The performance information for the Advisor Shares of the Fund provided in the table in the "Summary Information" section for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund adjusted to reflect the fees that would have been borne by holders of Advisor Shares.

SCHRODER U.S. OPPORTUNITIES FUND

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and real estate investment trusts ("REITs"). Under current market conditions, the Fund expects to invest primarily in equity securities of small capitalization companies in the United States, although it may also invest in micro-capitalization companies. The Fund's adviser currently considers small capitalization companies to be those with market capitalizations of approximately $6 billion or less, measured at the time of investment, and considers micro-capitalization companies to be those with market capitalizations of approximately $200 million or less, measured at the time of investment. It is important to note that these ranges may change over time as market conditions change. The adviser will generally consider a company to be a small cap company if its market capitalization is no higher than the highest market capitalization stock in a universe of small cap stock mutual funds as derived monthly from a third party mutual funds database. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies the Fund's adviser considers to be located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this this 80% policy, and the notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the Fund's adviser, to investments in securities of companies that the Fund's adviser considers to be located in the U.S. may be counted toward satisfaction of this policy. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or to take advantage of other investments the Fund's adviser considers more attractive. The Fund may purchase securities on securities exchanges as well as over-the-counter, including securities offered in initial public offerings ("IPOs"), and may invest in securities of closed-end investment companies and in exchange-traded funds ("ETFs") (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges). The Fund may invest, to a limited extent, in fixed income securities, including but not limited to corporate bonds and convertible bonds; the Fund's adviser expects that such investments will not normally exceed 10% of the Fund's total assets.

The Fund may use options (puts and calls), futures contracts, and other derivatives instruments for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Additional Information ("SAI").

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The Russell 2000 Index is a market-capitalization weighted, broad-based index of 2000 small capitalization U.S. companies.

Advisor Shares of the Fund were offered commencing May 15, 2006. The performance information for the Advisor Shares of the Fund provided in the table in the "Summary Section" for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund adjusted to reflect the fees that would have been borne by holders of Advisor Shares. Investor Shares of the Fund were offered commencing August 6, 1993.

Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the prior periods shown, the returns shown in the bar chart and in the table in the "Summary Section" would have been lower. See "Management of the Funds – Management Fees."

R6 Shares of the Fund were offered commencing September 28, 2015. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to September 28, 2015 reflects the performance of the Investor Shares of the Fund.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategies. The Fund invests primarily in companies in the United States (determined as described below) that the Fund's adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings ("IPOs"), although the Fund may also invest in certain IPOs that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund's adviser believes it is fully priced or to take advantage of other investments the Fund's adviser considers more attractive.

The Fund normally invests principally in equity securities and will normally invest at least 80% of its net assets in securities of companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The adviser currently considers a company to be a small or mid cap company if it has a market capitalization of between approximately $750 million and $15 billion, measured at the time of investment. It is important to note that these ranges may change over time as market conditions change. The adviser will generally consider a company to be a small or mid cap company if its market capitalization is no higher than the highest market capitalization stock in a universe of mid cap stock mutual funds as derived monthly from a third party mutual funds database. The Fund may also invest in equity securities of micro cap companies or larger companies, if the Fund's adviser believes they offer the potential for capital appreciation. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and real estate investment trusts ("REITs"). The Fund may purchase securities on securities exchanges as well as over-the-counter, including securities offered in initial public offerings ("IPOs"), and may invest in securities of closed-end investment companies and in exchange-traded funds ("ETFs") (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges). The Fund may use options, futures contracts, and other derivative instruments for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during its most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Additional Information ("SAI"). The Fund may invest, to a limited extent, in fixed income securities, including but not limited to corporate bonds and convertible bonds; the

Fund's adviser expects that such investments will not normally exceed 10% of the Fund's total assets. The Fund may invest in securities of companies outside the United States.

The Fund's adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The Russell 2500 Index is a market-capitalization weighted, broad-based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represent approximately 70% of the total market-capitalization of the Russell 3000 Index.

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER GLOBAL MULTI-ASSET INCOME FUND

Investment Objective. The Fund seeks to provide income and capital growth over the medium to longer term.

Principal Investment Strategies. The Fund seeks sustainable income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund's adviser and sub-adviser believes offer attractive yields backed by strong fundamentals. The Fund's adviser, Schroder Investment Management North America Inc., and sub-adviser, Schroder Investment Management North America Limited, actively allocate the Fund's investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the advisers believe may affect the relative levels of income available. The Fund's advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by the Fund's advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the advisers' assessment of changing market, economic, and political factors and events that the advisers believe may impact the value of the Fund's investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.

With respect to the Fund's global fixed income investments, the focus is on sustainability of income. The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The average duration of the Fund's fixed income portfolio will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.

With respect to the Fund's global equity investments, the Fund generally intends to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings ("IPOs"). In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts ("REITs") and other property trusts, structured products, and master limited partnerships ("MLPs"). The advisers will also invest in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The Fund's advisers generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives. The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the adviser or the sub-adviser or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds ("ETFs"), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the "Investment Company Act")). Some of these funds or pools may be managed or sponsored by the adviser or sub-adviser and its affiliates, although others may not be.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund will normally hold investments in a number of different countries around the world.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a custom benchmark, consisting of 70% JP Morgan Global Aggregate Bond Index (a broad-based measure of global investment grade fixed-rate debt markets) and 30% MSCI ACWI (a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets).

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

Investment Objective. The Fund seeks total return on an after-tax basis.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" or "TBA" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

The Fund may invest in fixed income securities of any maturity or duration. The Fund's effective duration may vary over time depending on Schroders' assessment of market and economic conditions and other factors. Duration is a measure of a bond price's sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, Schroders employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. Schroders allocates the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category; the Fund is eligible to pay "exempt-interest dividends" only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year (see "Taxes" below and the SAI for more information). At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.

It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by Schroders in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, Schroders takes into consideration the maximum federal tax rates.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that Schroders considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.

In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. As a result, the Fund's portfolio, and its investment performance, may differ from a mutual fund that invests without regard to such tax considerations.

In addition, Schroders expects that it may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). Schroders will normally use derivatives to supplement the effective management of the duration profile of the Fund, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of broad-based market indexes. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), merged into the Fund on June 24, 2013. The Predecessor Fund had been advised by STW Fixed Income Management LLC ("STW") since its inception on October 3, 2011. On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. All performance and other information shown for the Fund for periods prior June 24, 2013 is that of the Predecessor Fund.

The performance information shown for the Fund's Investor Shares class includes historical performance of the Fund for the periods prior to October 17, 2014. Prior to October 17, 2014, the Fund's investment objective was to seek to achieve a total return that exceeded that of the Fund's previous benchmark, a composite index composed of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%), on an after-tax basis. Effective October 17, 2014, the Fund changed its investment objective to seek total return on an after-tax basis.

SCHRODER EMERGING MARKETS MULTI-SECTOR BOND FUND

Investment Objective. The Fund seeks to provide a return of capital growth and income.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above. Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser will allocate the Fund's assets actively among sectors within the fixed-income market based on its assessments of their relative values and the risks and rewards they present. Asset-backed and mortgage-backed securities will not exceed 20% of the net assets of the Fund. In selecting investments for the Fund, the Fund's adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the adviser's views of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Emerging market countries include countries that the Fund's adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of that country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities. The Fund is a non-diversified mutual fund.

The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive return of capital growth and income.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of a custom benchmark, consisting of the JP Morgan EMBI Global Diversified Index (33 1/3%), the JP Morgan GBI-EM Global Diversified Index (33 1/3%), and the JP Morgan CEMBI Broad Diversified Index (33 1/3%). The JP Morgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for US dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities; the JP Morgan GBI-EM Global Diversified Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate domestic currency government bonds; and the JP Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in Emerging Markets countries.

SCHRODER GLOBAL STRATEGIC BOND FUND

Investment Objective. The Fund seeks total return over the long term.

Principal Investment Strategies. The Fund seeks total return by investing principally in a portfolio of fixed income securities of issuers anywhere in the world that the Fund's advisers believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser or sub-adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's advisers to be of comparable quality (so-called "junk bonds"). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.

Unconstrained by design, the portfolio is not managed with reference to a specific benchmark. The Fund's advisers will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund's assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the advisers' assessment of market and economic factors and other considerations. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset's value will decrease between the time the position is established and the agreed date of sale.

The Fund will normally hold investments in a number of different countries around the world. The Fund is a non-diversified mutual fund.

Additional Performance Information.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

R6 Shares of the Fund were offered commencing December 19, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 19, 2014 reflects the performance of the Investor Shares of the Fund.

SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND

Investment Objective. The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed debt income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an average effective portfolio duration that is within +/- 1 year of the average effective duration of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index, on an adjusted basis. Schroders generally adjusts the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect its view that their prices are typically less sensitive to changes in interest rates than taxable securities. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market. As of September 30, 2014, the effective duration of the Barclays US Long Government/Credit Bond Index after Schroders' adjustment was 14.44 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that Schroders considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of a broad-based market index. The Barclays U.S. Long Government/Credit Bond Index measures the performance of U.S. dollar-denominated treasury bonds, government-related bonds, and investment-grade corporate bonds with maturities longer than 10 years.

STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), merged into the Fund on June 24, 2013. The Predecessor Fund had been advised by STW Fixed Income Management LLC ("STW") since its inception on October 3, 2011. On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. All performance and other information shown for the Fund for periods prior to June 24, 2013 is that of the Predecessor Fund.

SCHRODER SHORT DURATION BOND FUND

Investment Objective. The Fund seeks long-term total return consistent with the preservation of capital.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. The Fund's total return includes income earned on the Fund's investments, plus capital appreciation, if any.

Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include "to be announced" ("TBA") transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement), zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest up to 10% of its net assets in securities that are rated below investment grade (commonly known as "high yield securities" or "junk bonds"), or are unrated securities that Schroder Investment Management North America Inc., the Fund's investment adviser ("Schroders") determines are of comparable quality. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an average effective portfolio duration that is within +/- 1/2 year of the average effective duration of the Fund's benchmark, the BofA Merrill Lynch 1-3 Year Treasury Bond Index, on an adjusted basis. Schroders generally adjusts the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect its view that their prices are typically less sensitive to changes in interest rates than taxable securities. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

Schroders may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment), and foreign currency exchange transactions, including currency futures, forwards, and option transactions (typically to hedge against changes in the values of currencies in which investments are denominated). The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Performance Information of Certain Other Accounts

The Fund has recently commenced operations and does not yet have a calendar year of investment performance. Financial information for the Fund from August 26, 2015 through October 31, 2015 is available in the Financial Highlights section of the prospectus. The following table sets forth historical composite performance information for all the fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the "Schroders Firm") (see footnote 1 below) that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund (the "Value Short Duration Composite" or the "Composite"). The Fund's portfolio management team is the same team that is responsible for managing the accounts that constitute the Value Short Duration Composite. (The membership of the team may change over time, and these changes may affect the performance of these accounts.)

The table below shows the asset weighted average annual total returns for the Value Short Duration Composite as of October 31, 2015 in the first three columns (in the first column, restated to reflect deduction of the highest management fee paid by any account in the Value Short Duration Composite (0.375%); in the second column, restated to reflect deduction of Net Expenses for R6 Shares of the Fund as shown in the Prospectus (0.39%), and in the third column, restated to reflect deduction of Net Expense for Investor Shares of the Fund as shown in the Prospectus (0.54%). In the fourth column, the table below shows annualized returns for the BofA Merrill Lynch 1-3 Year Treasury Bond Index.

The accounts comprising the Value Short Duration Composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code, which, if applicable, may have affected the performance results of the Value Short Duration Composite.

Value Short Duration Composite
Currency: U.S. Dollar
Inception Date: 01/01/1986

Year	Composite Net of Highest Management Fee Paid by any Account(1-2), (4-6)	Composite Net of Net Expenses for R6 Shares of the Fund (0.39% per annum)(1-2), (4-6)	Composite Net of Net Expenses for Investor Shares of the Fund (0.54% per annum)(1-2), (4-6)	BofA Merrill Lynch 1-3 Year Treasury Bond Index Annualized(3)
1 year	0.66%	0.65%	0.50%	0.78%
3 year	1.04%	1.02%	0.87%	0.66%
5 year	1.51%	1.50%	1.34%	0.69%
Since Inception	5.70%	5.69%	5.53%	5.00%

(1)  The Schroders Firm is defined as all accounts managed by Schroders or its affiliates in the United Kingdom and United States that are wholly owned subsidiaries of Schroders plc. Prior to January 1, 2007 Schroder Investment Management London and Schroder Investment Management North America Inc. existed as two separate firms that were compliant and verified as separate entities until December 31, 2006. The consolidation of these two firms was made as part of a move towards creating one global firm. Composite and Firm assets reported prior to January 1, 2007 represent those of the legacy firm that managed the product. Prior to

January 1, 2011, the SPrIM (Schroder Property Investment Management) Firm existed separate to Schroder Investment Management UK and Schroder Investment Management North America Inc.; from January 1, 2011 these firms have been combined into a single firm. On April 2, 2013, Schroder U.S. Holdings Inc., a subsidiary of Schroders plc, purchased STW Fixed Income Management LLC (STW) and on July 2, 2013, Schroders plc, purchased Cazenove Capital Holdings; effective January 1, 2014, the Schroders Firm is defined to include assets managed by STW and Cazenove. A complete list and description of the Firm's composites and performance results are available upon request.

(2)  The Schroder Value Short Duration Composite follows a value approach and is made up of all discretionary, short duration, tax-exempt, fixed income accounts benchmarked to the BofA Merrill Lynch 1-3 Year Treasury Bond Index, the BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index or a similar index and invested in fixed income securities denominated in U.S. Dollars. The Schroder Value Short Duration Composite inception date is January 1, 1986 and it was created in January 1999. In accordance with the Firm's account inclusion/exclusion procedures, to be included in the Schroder Value Short Duration Composite a portfolio must be fully invested, deemed discretionary and have a minimum beginning market value of $30 million. A portfolio will be included in the composite on the first day of the first calendar month that it meets the composite inclusion criteria. From January 1, 1995 through March 31, 2007, for a portfolio to be included in the composite it must have had a minimum beginning market value of $30 million and a portfolio was removed from the composite when its beginning market value fell below $15 million. From July 1, 1991 through December 31, 1994, the minimum beginning market value was $15 million and a portfolio was removed from the composite when its beginning market value fell below $5 million. Beginning August 1, 2010 and ending December 31, 2013, portfolios that limited purchases to bonds rated in the A category or better were removed from this composite as the ability to purchase securities within all rating categories of our investment-grade universe became an important part of the investment strategy. On November 11, 2014 the composite changed name from STW Short Duration Composite to Schroder Value Short Duration Composite; this was to reflect a firm merger. There was no change to investment strategy.

(3)  The BofA Merrill Lynch 1-3 Year Treasury Bond Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(4)  The portfolio returns are time-weighted rates of return that are adjusted for cash flows. Portfolio returns are combined using beginning of period asset weights to produce the composite return. Periodic returns are geometrically linked to produce annual returns. Dividends on equities are recognized net of irrecoverable withholding tax. Since January 1999 dividends have been recognized as of the ex-dividend date having previously been recognized on a cash basis. Performance results are initially calculated before the deduction of certain fees (including management fees) but after trading expenses and custodian fees. Then, in the first column above, a hypothetical management fee at the annual rate of 0.375% was applied; in the second and third columns above, total expenses net of fee waivers and/or expense reimbursements for R6 and Investor Shares of the Fund were applied (0.39% and 0.54%, respectively).

(5)  The exchange rates used are provided by WM Reuters. Each currency is valued at 4 p.m. UK time on the last business day of the month. Additional information regarding policies for calculating and reporting returns, a description of all composites and a copy of the verification report is available on request.

(6)  Schroder Investment Management (UK & U.S.) claims compliance with the Global Investment Performance Standards GIPS®.

SCHRODER TOTAL RETURN FIXED INCOME FUND

Investment Objective. The Fund seeks a high level of total return.

Principal Investment Strategies. The Schroder Total Return Fixed Income Fund normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. In making investments for the Fund, the adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return – from current income, increases in market values of the Fund's investments, or both. The adviser currently considers fixed income obligations to include:

•  securities issued or guaranteed by U.S. Government or its agencies or foreign governments or their agencies or instrumentalities;

•  debt securities of domestic and foreign corporations;

•  mortgage-backed and other asset-backed securities, which may include "to be announced" ("TBA") transactions;

•  taxable and tax-exempt municipal bonds;

•  obligations of international agencies or supranational entities;

•  debt securities convertible into equity securities;

•  inflation-indexed bonds;

•  structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

•  delayed funding loans and revolving credit facilities; and

•  short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S. governmental issuers or of private issuers, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities.

The Fund invests principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's, Standard & Poor's, or Fitch) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund's total assets in securities rated below "investment grade" (or, if unrated, determined by the Fund's adviser to be of comparable quality), sometimes referred to as "junk bonds," although normally the Fund will not invest in below investment grade securities unless a nationally recognized statistical rating organization (for example, Moody's Standard & Poor's, or Fitch) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these derivatives strategies for hedging purposes, for adjusting various portfolio characteristics (such as the portfolio's average duration) or otherwise to increase total return. The Fund may also use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

The Fund intends to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Barclays U.S. Aggregate Bond Index. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively, and may experience a high portfolio turnover rate. In selecting individual securities for investment, the Fund's adviser typically:

•  uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

•  exploits inefficiencies in the valuation of risk and reward;

•  looks to capitalize on shifting market risks and dynamics caused by economic and technical factors; and

•  considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The Barclays U.S. Aggregate Bond Index is a widely-used measure of intermediate term investment grade debt; it is not actively managed.

SCHRODER ABSOLUTE RETURN EMD AND CURRENCY FUND

Investment Objective. The Fund seeks a positive absolute return from capital growth and income.

Principal Investment Strategies. The Fund invests principally in emerging market debt ("EMD") securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund's sub-adviser determines to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund's sub-adviser will seek to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific securities benchmark.

In seeking to identify investments for the Fund, the sub-adviser performs fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the sub-adviser seeks not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The sub-adviser will allocate the Fund's assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund's currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The sub-adviser will use cash strategically, potentially building the Fund's cash position when the sub-adviser believes that attractive investments for the Fund are not available or when the sub-adviser believes a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a currency by investments in debt securities denominated in such a currency, if the Fund's sub-adviser determines that those securities provide an effective substitute for investment directly in the currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund's assets).

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in EMD securities and in investments intended to provide exposure to currencies around the world, including currencies of emerging market countries and of countries other than emerging market countries, including the United States. (For purposes of this 80% requirement and the 60% calculation described below, the Fund will include among its investments in currencies its exposures to currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments.) The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund's sub-adviser currently expects that the Fund will normally invest at least 60% of its assets in EMD securities and investments providing exposure to emerging market currencies. The Fund is a non-diversified mutual fund. The Trust will give shareholders at least 60 days' notice of any change to the 80% requirement described above.

Emerging market countries include countries that are designated as emerging market countries in Bank of America Merrill Lynch's "Size and Structure of Emerging Market Debt Report" or that the Fund's sub-adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's sub-adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will typically seek to allocate its EMD investments among a number of different emerging market countries.

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's sub-adviser to be of comparable quality (so-called "junk bonds"). The Fund may buy securities that are in default and "special situation" and "work-out" bonds. It is likely that most EMD securities will be rated below investment grade or will be unrated securities of comparable quality.

The Fund may invest in securities of any maturity, and the Fund's average duration may vary greatly depending on the sub-adviser's view of global markets, interest and currency rates and other factors.

The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund's portfolio, or generally in an attempt to increase the Fund's return. In addition to the use of currency derivatives described above, the Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

R6 Shares of the Fund were offered commencing December 30, 2014. The performance information for R6 Shares of the Fund provided in the table in the "Summary Information" section for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this Prospectus or under "Investment Restrictions" in the Funds' SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

•  Convertible Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Certain Funds may invest in securities that are convertible into preferred and common stocks, and consequently are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and also will react to variations in the general market for equity securities.

•  Counterparty Risk (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Short Duration Bond Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Some of the markets in which the Fund effects its transactions are "over-the-counter" or "interdealer" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Fund to the risk that its counterparty will not perform its obligations under an agreement in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not the dispute is bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. There can be no assurances that all credit risks will be correctly identified and quantified. As a result of these and other factors, the potential for losses to the Fund from transactions in over the counter transactions may be greater than from exchange-traded transactions.

A Fund may enter into transactions, such as certain derivatives transactions that expose the Fund to the credit of its counterparties, and vice versa. Certain transactions are governed by documents, industry standards, market custom and practice, the parties' prior course of dealing and by the covenant of good faith and fair dealing. At times, and especially in times of market stress, these credit exposures may come under stress, normal business conduct may be interrupted and normal legal protections may prove inadequate or may fail to provide timely relief. Should it become necessary to eliminate or reduce exposure to a particular counterparty, there can be no guarantee that a satisfactory alternative will be available or, even if one is available, that the Fund will be able to avail itself of that alternative. As a consequence, it is possible that any unwinding of the credit exposure may prove costly and thereby damage the Fund.

Securities traded in "over-the-counter" markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Schroder Global Strategic Bond Fund expects to execute its foreign exchange ("FX") transactions through one or more FX prime brokers, and as a result the number of its FX transaction counterparties may be more limited than it otherwise would be. The potential benefits to Schroder Global Strategic Bond Fund of its FX transactions will depend on the ability and willingness of the prime broker or brokers to perform their obligations. If Schroder Global Strategic Bond Fund is unable to execute FX transactions through one or more FX prime brokers, the Fund may be unable to fully implement its investment strategies.

•  Credit Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities. Credit risk is generally greater for investments issued at less than their face values and for obligors required to make interest payments only at maturity rather than at intervals during the life of the investment.

If a security has been rated by more than one nationally recognized statistical rating organization, a Fund's adviser or sub-adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund considers whether a security is of "investment grade" only at the time of purchase. A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund may invest in securities that are not rated by a nationally recognized statistical rating organization (such as Moody's Investor Service, Standard & Poor's, or Fitch Ratings), but the credit quality will be determined by the adviser.

Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analyses at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

•  Currency Strategy Risk. (Schroder Absolute Return EMD and Currency Fund). The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. The Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

•  Debt Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. The value of a debt security is affected by the issuer's credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security's rating is downgraded by a credit rating agency. The obligations of issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

•  Depositary Receipts Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, and Schroder Emerging Markets Small Cap Fund). The Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest in both sponsored and unsponsored Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. Available information concerning the issuers may not be as current for unsponsored Depositary Receipts. Unsponsored Depositary Receipts may be less liquid than sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

•  Derivatives Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities). Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, valuation risk and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser or sub-adviser anticipated. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. Special tax considerations apply to a Fund's investment in derivatives. See "Taxes" below and the SAI for more information.

•  Emerging Markets Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Total Return Fixed Income Fund). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; dependence on particular commodities or international aid; greater custody risk; and restrictions on foreign investment and on repatriation of investment income and capital. Over recent periods, especially during periods of market volatility and general market declines, securities of emerging market issuers have declined in value in greater amounts than other asset classes that investors may see as providing greater price stability or liquidity, such as U.S. Government securities. That trend may continue or become more severe in the future. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; increased risk of embargoes or economic sanctions on a country; greater risk of default; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

Custody services in many emerging market countries remain undeveloped and, although a Fund's custodian and adviser will seek to establish control mechanisms, including the selection of sub-custodians, nominees or agents ("Sub-custodians") to register securities on behalf of a Fund and perform regular checks of entries on relevant securities registers to ensure that the interests continue to be recorded, there remains significant transaction and custody risk of dealing in securities of emerging market countries.

Although a Fund's custodian will seek to satisfy itself that each Sub-custodian selected to provide for the safe custody or control of the Fund's investments is fit and proper and that arrangements are in place to safeguard the interests of shareholders of the Fund, under the Fund's agreements with the custodian, the custodian will only be liable for certain limited acts of the Sub-custodian (e.g., fraud). A Fund may therefore have a potential exposure on the default of any Sub-custodian and, as a result, many of the protections which would normally be provided to an investment fund by a trustee, custodian or Sub-custodian will not be available to the Fund.

It must be appreciated that a Fund may be investing in emerging market countries where the current law and market practice carry fewer safeguards than in more developed markets, including the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of a Fund.

•  Equity Securities Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The values of the equity securities in a Fund's portfolio may fall, or may not appreciate as anticipated by the Fund's adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

•  Foreign Currencies Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder Total Return Fixed Income Fund). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars; changes in the values of those currencies could adversely affect the Fund's U.S. dollar distribution obligations. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

•  Foreign Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund). Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries, such as the imposition of economic sanctions on one or more countries or issuers. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

Certain Funds may invest in companies in countries that have laws that are not consistent with certain political and security concerns of the United States. As a result, these companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject such Funds to the risk that these companies' reputations and prices in the market will be adversely affected.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

To the extent a Fund invests in debt instruments of foreign issuers denominated in the U.S. dollar or other non-local currencies, the appreciation of the value of the U.S. dollar or other non-local currencies against the currency or currencies in which the foreign issuer earns its revenue may adversely affect the ability of the foreign issuer to honor its obligations to pay principal and interest when due.

In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

•  Geographic Focus Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because Schroder North American Equity Fund invests principally in equity securities of North American companies, and Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

•  High Yield/Junk Bond Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund). The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Fund adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

•  Inflation/Deflation Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Inflation risk is the risk that a Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

•  Interest Rate Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Fixed income, or debt, securities generally decline in value in response to increases in interest rates. In addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates.

•  Investments in Pooled Vehicles Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder U.S. Opportunities Fund). A Fund may invest in other investment companies or pooled vehicles, including open-end funds, closed-end funds, trusts and ETFs, that are advised or sponsored by the Fund's adviser, sub-adviser or their affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to the shares' net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund's shareholders, would typically bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. In most circumstances when a Fund invests in an affiliated investment vehicle, including an investment by a Fund in another Fund, Schroders will reduce the investing Fund's advisory fee by an amount equal to the advisory fees paid to Schroders or its affiliates by the other investment vehicle and attributable to the investing Fund's investments in such other affiliated investment vehicle.

Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors, including the Funds, generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations and fees, such as redemption fees. See "How to Sell Shares – Redemption Fee" for more information.

A Fund's adviser or sub-adviser may have an economic incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the adviser, sub-adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, a Fund's adviser or sub-adviser may delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the adviser, sub-adviser or its affiliates, where it might do otherwise if the Fund were invested in investment companies managed or sponsored by others. Investing in another investment company also involves liquidity risk and valuation risk.

•  IPO Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may purchase securities of companies in IPOs, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make IPOs of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in IPOs may be lower than during periods when the Funds are able to do so.

•  Issuer Focus Risk. (Schroder International Alpha Fund). The Funds, and in particular Schroder International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

•  Large Shareholder Risk (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund): Certain account holders, including the Adviser or an affiliate of the Adviser, may from time to time own or control a significant percentage of a Fund's shares. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect a Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder or intermediary owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use by the Fund of any capital loss carryforwards.

•  Leverage Risk (Schroder Global Strategic Bond Fund): Certain transactions, including, for example, when-issued, delayed delivery, and forward commitment purchases, inverse floaters, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can result in leverage. In addition, a Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain a Fund might realize, and creates the likelihood of greater volatility of the value of the Fund's investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to a Fund. There is risk of loss in excess of invested capital.

•  Limited Operating History Risk. (Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund). The Funds are newly formed funds and have limited operating history for investors to evaluate. The Funds may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Funds fail to achieve sufficient scale, they may be liquidated.

•  Liquidity Risk. (All Funds). Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund's investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, a Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund's performance. It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's NAV. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund's redemption obligations for a substantial period of time. If another fund or investment pool in which a Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, a Fund may be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector.

The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment. Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. Investments in foreign and emerging market securities, certain derivative instruments, and investments with substantial credit risk tend to have significant exposure to liquidity risk, however, all investments are subject to at least some level of liquidity risk and have the potential to become illiquid.

•  Loan Risk. (Schroder Global Multi-Asset Income Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to a Fund, and that a Fund's rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans may settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund's redemption obligations until potentially a substantial period after the sale of the loans. The prices and yields of certain floating rate loans that include a feature that prevents their interest rates from increasing with market interest rates if market interest rates are below a specified minimum level may not increase in response to market interest rates as much as other floating rate loans without that feature.

•  Management Risk. (All Funds). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that each Fund's adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

•  Market Risk (All Funds). Various market risks can affect the price or liquidity of an issuer's securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment. The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which a Fund or a Fund's adviser or sub-adviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund's ability to achieve its investment objective and affect the Fund's performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with a Fund's principal investment strategies to strive to meet a Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

•  Micro, Small and Mid Cap Companies Risk. (Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets. Micro cap companies may have been very recently organized and may have only limited sources of additional capital. Their securities may be extremely volatile and may experience very limited trading markets and liquidity. Micro cap companies may be expected to experience higher levels of failure, insolvency, and bankruptcy than many larger companies.

•  MLP Risk. (Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Global Multi-Asset Income Fund). Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

•  Mortgage-Backed and Asset-Backed Securities Risk. (Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The Funds may invest in privately-issued mortgage-backed and asset-backed securities, which are neither guaranteed nor backed by the U. S. Government, its agencies or any of its instrumentalities.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described above under "Interest Rate Risk"), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described above under "Credit Risk" and "Liquidity Risk" and below under "Valuation Risk").

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund's investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

•  Municipal Securities Risk. (Schroder Broad Tax-Aware Value Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund). There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. Some municipal securities are issued by governmental authorities to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues, and the interest and principal on those securities is payable only out of the revenues from those facilities. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

•  Non-Diversification Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Markets Multi-Sector Bond Fund, and Schroder Global Strategic Bond Fund). The Fund may hold a smaller number of portfolio securities and/or invest in a smaller number of issuers than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The Fund is not "diversified" within the meaning of the Investment Company Act, and therefore is able to invest its assets in a more limited number of issuers than a diversified fund. Nevertheless, the Fund intends to meet the diversification requirements for qualification as a regulated investment company for U.S. federal income tax purposes. See the "Taxes" section in the SAI for more detail.

•  Over-the-Counter Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Securities traded in "over-the-counter" markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

•  Portfolio Turnover Risk. (All Funds). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, such as commissions, bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.

•  Rating Agencies Risk (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond, Schroder Short Duration Bond Fund, Schroder Global Multi-Asset Income Fund, and Schroder Total Return Fixed Income Fund). Ratings are not an absolute standard of quality, but rather general indicators that reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.

•  REIT Risk. (Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. A Fund may purchase exchange-traded REITs, or unlisted REITs traded in the over-the-counter markets. Unlisted REITs may be less liquid than exchange-traded REITs, and a Fund may not be able to sell shares of an unlisted REIT at the desired time or price. As a shareholder in a REIT, a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

•  Small and Mid Cap Companies Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

•  Short Position Risk. (Schroder Global Strategic Bond Fund). The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.

•  Sovereign Debt Risk. (Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund). Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•  State-Specific Risk. (Schroder Broad Tax-Aware Value Bond Fund). The Fund may invest more than 25% of its total assets in municipal securities of issuers in one or more states. The Fund is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that the Fund is more susceptible to any single economic, market, political, regulatory or other occurrence that affects issuers in those states. This is because, for example, issuers in a particular state may react similarly to specific economic, market, regulatory, political or other developments. The particular states in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•  "To Be Announced" Transactions Risk. (Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund). A Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Use by a Fund of TBA transactions may give rise to investment leverage. If the Fund's counterparty to a TBA transaction were to fail to perform its obligations under the transaction, the Fund might lose some or all of the benefit to the Fund of the transaction. These transactions can result in investment leverage, which may cause a Fund's performance to be more volatile than it would otherwise be.

•  U.S. Government Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities may also be subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage-Backed and Asset-Backed Securities Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•  Valuation Risk (All Funds). A portion of the Fund's assets may be valued by Schroders at fair values pursuant to guidelines established by the Board of Trustees. A Fund's assets may be valued using valuations provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by a broker quotation will not reflect the actual price a Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If a Fund has overvalued securities it holds, you may end up paying too much for the Fund's shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•  Warrants Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock.

ADDITIONAL INFORMATION AND RISKS REGARDING THE FUNDS' INVESTMENT STRATEGIES AND TECHNIQUES

Unless otherwise noted, all percentage limitations on Fund investments apply only at the time of investment. An investment by a Fund would not be considered to violate a percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References to "net assets" within the context of an investment policy to invest 80% of a Fund's net assets in particular investments means the Fund's net assets plus the amount, if any, of borrowings by a Fund for investment purposes.

Except for investment restrictions designated as fundamental in this Prospectus or in the Funds' SAI, the investment policies described in this Prospectus or the Funds' SAI, including each Fund's investment objective, are not fundamental and may be changed without shareholder approval or prior notice.

In addition to the principal investment strategies described in the Principal Investment Strategies section above, each Fund (unless otherwise noted) may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

•  Securities Loans and Repurchase Agreements. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the collateral provided declines in value or the Fund's counterparty should default on its obligation and the Fund is delayed or prevented from recovering sufficient collateral. A Fund may enter into securities loans and repurchase agreements as a way to recognize additional current income on securities that it owns.

•  Temporary Defensive Strategies. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive" positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

•  Other Investments. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

•  Securities in Default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Funds – High Yield/Junk Bond Risk," and offer little or no prospect for the payment of the full amount of unpaid principal and interest.

•  Private Placements and Restricted Securities. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such private placement investments may also be restricted under securities laws.

•  When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by a Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund, potentially creating investment leverage, and involve a risk of loss if the value of the securities declines prior to the settlement date.

•  Cybersecurity. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, sub-adviser(s), custodian, transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may also incur substantial costs for cyber security risk management in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which a Funds invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroder Investment Management North America Inc. ("Schroders") to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the oversight of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

Schroders and Schroder Investment Management North America Limited ("SIMNA Ltd."), an affiliate of Schroders, act as investment adviser and sub-adviser, respectively, of the following funds: Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap

Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder North American Equity Fund (the "Sub-Advised Funds"). For each Sub-Advised Fund, Schroders has delegated day-to-day portfolio management authority to SIMNA Ltd. Notwithstanding that delegation, Schroders may exercise investment discretion over any of the Sub-Advised Funds' portfolios at any time and without prior notice to shareholders.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $446.5 billion under management as of September 30, 2015. Schroders plc and its affiliates (the "Schroders organization") have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world's investment markets.

•  Management Fees. For the fiscal year ended October 31, 2015, each of the following Funds paid aggregate management fees, net of applicable expense limitations, for investment management services to Schroders at the following annual rates (based on each Fund's average daily net assets): Schroder Emerging Market Equity Fund: 0.91% (1.00% before fee waivers and/or expense limitations); Schroder International Alpha Fund: 0.55% (0.80% before fee waivers and/or expense limitations); Schroder International Multi-Cap Value Fund: 0.49% (0.80% before fee waivers and/or expense limitations); Schroder North American Equity Fund: 0.25% (0.25% before fee waivers and/or expense limitations); Schroder U.S. Opportunities Fund: 0.97% (1.00% before fee waivers and/or expense limitations); Schroder U.S. Small and Mid Cap Opportunities Fund: 0.45% (1.00% before fee waivers and/or expense limitations); Schroder Broad Tax-Aware Value Bond Fund: 0.09% (0.33% before fee waivers and/or expense limitations); Schroder Global Strategic Bond Fund: 0.31% (0.55% before fee waivers and/or expense limitations); Schroder Total Return Fixed Income Fund: 0.09% (0.25% before fee waivers and/or expense limitations); and Schroder Absolute Return EMD and Currency Fund: 0.74% (0.90% before fee waivers and/or expense limitations).

Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Short Duration Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund did not pay management fees during the fiscal year ended October 31, 2015 due to expense limitations in effect during that period.

As compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. the following percentages of the investment advisory fees Schroders receives from the Funds set forth below:

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Absolute Return EMD and Currency Fund	54.0%
Schroder Emerging Market Equity Fund	49.5%
Schroder Emerging Markets Multi-Cap Equity Fund	49.5%
Schroder Emerging Markets Small Cap Fund	49.5%
Schroder Global Multi-Asset Income Fund	45.0%
Schroder Global Strategic Bond Fund	54.0%

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder International Alpha Fund	49.5%
Schroder International Multi-Cap Value Fund	49.5%
Schroder North American Equity Fund	49.5%

A discussion regarding the basis for the Trustees' approval of the investment management agreements for the Funds is available in the Funds' annual reports to shareholders for the fiscal year ended October 31, 2015.

•  Management Fee Limitations. Schroders has contractually agreed through February 28, 2017 to limit the management fees paid by certain Funds as set forth below:

Fund	Before limitation as a percentage of average net assets	After limitation as a percentage of average net assets
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	0.80%
Schroder Emerging Markets Multi-Sector Bond Fund	0.75%	0.65%
Schroder International Alpha Fund	0.80%	0.70%
Schroder International Multi-Cap Value Fund	0.80%	0.65%
Schroder U.S. Opportunities Fund	1.00%	0.85%
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	0.80%

•  Expense Limitations. In order to limit the expenses of the shares of certain Funds, the Funds' adviser has contractually agreed through February 28, 2017 for the Funds set forth below to waive its fees, pay Fund operating expenses and/or reimburse the applicable Fund for expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the share class of the Fund set forth below exceed the following annual rates (based on the average daily net assets attributable to each of the applicable Fund's share classes taken separately):

Fund	R6 Shares	Investor Shares	Advisor Shares
Schroder Absolute Return EMD and Currency Fund	1.00%	1.15%	1.40%
Schroder Broad Tax-Aware Value Bond Fund	n/a	0.46%	0.71%
Schroder Emerging Market Equity Fund	1.10%	1.25%	1.50%
Schroder Emerging Markets Multi-Cap Equity Fund	0.90%	1.05%	1.30%
Schroder Emerging Markets Multi-Sector Bond Fund	0.75%	0.90%	1.15%
Schroder Emerging Markets Small Cap Fund	1.50%	1.65%	n/a
Schroder Global Multi-Asset Income Fund	0.70%	0.85%	1.10%
Schroder International Alpha Fund	0.80%	0.95%	1.20%
Schroder International Multi-Cap Value Fund	0.75%	0.90%	1.15%
Schroder Global Strategic Bond Fund	0.64%	0.79%	1.04%
Schroder Long Duration Investment-Grade Bond Fund	n/a	0.39%	n/a
Schroder Short Duration Bond Fund	0.39%	0.54%	n/a
Schroder Total Return Fixed Income Fund	n/a	0.40%	0.65%
Schroder U.S. Opportunities Fund	1.05%	1.20%	1.45%
Schroder U.S. Small and Mid Cap Opportunities Fund	0.90%	1.05%	1.30%

•  Portfolio Management. The following portfolio managers at the Schroders organization have primary responsibility for making investment decisions for the respective Funds. Each portfolio manager's recent professional experience is also shown. The Funds' SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the respective Fund.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Market Equity Fund	Allan Conway	Portfolio Manager	Inception (2006)

Mr. Conway is Head of Emerging Markets Equities at the Schroders organization. He has been associated with SIMNA Ltd. since 2004. Formerly, Head of Global Emerging Markets, West LB Asset Management and Chief Executive Officer of WestAM (UK) Ltd.

Schroder Emerging Market Equity Fund	Robert Davy	Portfolio Manager	Inception (2006)	Mr. Davy is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 1986.
Schroder Emerging Market Equity Fund	James Gotto	Portfolio Manager	Inception (2006)	Mr. Gotto is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 1991.
Schroder Emerging Market Equity Fund	Waj Hashmi, CFA	Portfolio Manager	Inception (2006)	Mr. Hashmi is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 2005.
Schroder Emerging Market Equity Fund	Tom Wilson, CFA	Portfolio Manager	2014	Mr. Wilson is a Portfolio Manger at the Schroders organization. He has been associated with SIMNA Ltd. since 2001.
Schroder Emerging Markets Multi-Cap Equity Fund	Justin Abercrombie	Portfolio Manager	Inception (2013)

Mr. Abercrombie is the Lead Portfolio Manager and Head of Quantitative Equity Products ("QEP") at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Markets Multi-Cap Equity Fund	Stephen Langford, CFA	Portfolio Manager	Inception (2013)

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

Schroder Emerging Markets Small Cap Fund	Allan Conway	Portfolio Manager	Inception (2015)

Mr. Conway is Head of Emerging Markets Equities at the Schroders organization. He has been associated with SIMNA Ltd. since 2004. Formerly, Head of Global Emerging Markets, West LB Asset Management and Chief Executive Officer of WestAM (UK) Ltd.

Schroder Emerging Markets Small Cap Fund	Matthew Dobbs	Portfolio Manager	Inception (2015)	Mr. Dobbs is Head of Global Small Cap Equities at the Schroders organization. He has been associated with SIMNA Ltd. since 1981 when he joined the Schroders organization as an investment analyst.
Schroder Emerging Markets Small Cap Fund	James Gotto	Portfolio Manager	Inception (2015)	Mr. Gotto is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 1991.
Schroder Emerging Markets Small Cap Fund	Richard Sennitt	Portfolio Manager	Inception (2015)	Mr. Sennitt is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 1993 when he joined Schroders as an investment analyst.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Global Multi-Asset Income Fund	Aymeric Forest, CFA	Portfolio Manager	Inception (2014)

Mr. Forest is the Lead Portfolio Manager of Global Multi-Asset Income at the Schroders organization. He joined Schroders in May 2011 as a portfolio manager in the Multi-Asset team. Prior to joining Schroders, he was Global Head of Investment Solutions at Banco Bilbao Vizcaya Argentaria (BBVA) responsible for multi-asset products. He holds a master's degree from Nancy 2 University.

Schroder Global Multi-Asset Income Fund	Iain Cunningham, CFA	Portfolio Manager	Inception (2014)	Mr. Cunningham is a Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 2007. He holds a B.A. and an M.S. from Loughborough University.
Schroder International Alpha Fund	Simon Webber, CFA	Portfolio Manager	2010

Mr. Webber became Lead Portfolio Manager for Global and International Equities at the Schroders organization in October 2013 and has been a portfolio manager of the Fund since 2010. He joined Schroders as a research analyst in 1999.

Schroder International Alpha Fund	James Gautrey, CFA	Portfolio Manager	2014

Mr. Gautrey became a portfolio manager for International Equities at the Schroders organization in 2014. He is also a Global Sector Specialist for the Technology Sector, a role he has held since 2006. He began his career in 2001 with Schroders.

Schroder International Multi-Cap Value Fund	Justin Abercrombie	Lead Portfolio Manager and Head of Quantitative Equity Products ("QEP")	Inception (2006)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder International Multi-Cap Value Fund	Ben Corris, CFA	Portfolio Manager	2014

Mr. Corris joined Schroders in 2008 and is a member of the team that focuses on researching enhancements to the investment process. He holds a PhD in Atmospheric Physics from the University of Manchester and an MPhys (Hons) in Physics with Astrophysics from UMIST.

Schroder International Multi-Cap Value Fund	Stephen Langford, CFA	Portfolio Manager	2011

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

Schroder North American Equity Fund	Justin Abercrombie	Lead Portfolio Manager and Head of QEP	Inception (2003)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.
Schroder North American Equity Fund	Ben Corris, CFA	Portfolio Manager	2011

Mr. Corris joined Schroders in 2008 and is a member of the team that focuses on researching enhancements to the investment process. He holds a PhD in Atmospheric Physics from the University of Manchester and an MPhys (Hons) in Physics with Astrophysics from UMIST.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder North American Equity Fund	Stephen Langford, CFA	Portfolio Manager	2011

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund	Jenny B. Jones	Portfolio Manager	2003 (Schroder U.S. Opportunities Fund) Inception (2006) (Schroder U.S. Small and Mid Cap Opportunities Fund)

Ms. Jones is Head of U.S. Small and Mid Cap Equities of Schroders. She has been an employee of Schroders since 2003. Formerly, portfolio manager and Executive Director, Morgan Stanley Investment Advisors Inc.

Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund; Schroder Short Duration Bond Fund	Andrew B.J. Chorlton, CFA	Portfolio Manager	Inception (2011)

Mr. Chorlton is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Chorlton joined STW in 2007 and has over 15 years of investment experience. Before joining STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund; Schroder Short Duration Bond Fund	Edward H. Jewett	Portfolio Manager	Inception (2011)

Mr. Jewett is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Jewett joined STW in 1988 and has over 35 years of investment experience. Prior to joining STW, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company.

Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund; Schroder Short Duration Bond Fund	Richard A. Rezek Jr., CFA	Portfolio Manager	Inception (2011)

Mr. Rezek is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Rezek joined STW in 2002 and has over 25 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff & Phelps.

Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund; Schroder Short Duration Bond Fund	Neil G. Sutherland, CFA	Portfolio Manager	Inception (2011)

Mr. Sutherland is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Sutherland joined STW in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group's Global Fixed Income Team.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund; Schroder Short Duration Bond Fund	Julio C. Bonilla, CFA	Portfolio Manager	Inception (2011)

Mr. Bonilla is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.

Schroder Emerging Markets Multi-Sector Bond Fund	Jim Barrineau	Portfolio Manager	Inception (2013)

Mr. Barrineau joined Schroders in April 2012 as a Co-Head of Emerging Market Debt Relative. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and an emerging market debt and currency strategist at AllianceBernstein from 1998 to 2010. Mr. Barrineau holds an MPA from SUNY Albany and served as a U.S. naval officer.

Schroder Emerging Markets Multi-Sector Bond Fund	Fernando Grisales, CFA	Portfolio Manager	Inception (2013)

Mr. Grisales joined Schroders in April 2012 as a Senior Portfolio Manager for Emerging Market Debt Relative. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, an alternative investment firm specializing in emerging market debt, from 2010 to 2012, and a vice president and portfolio manager at AllianceBernstein from 2001 to 2010. Mr. Grisales received a B.S. from New York University in Finance, International Business and Economics.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Markets Multi-Sector Bond Fund	Alexander Moseley	Portfolio Manager	Inception (2013)

Mr. Moseley joined Schroders in April 2012 as a Senior Portfolio Manager and Senior Sovereign Specialist. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and a vice president at AllianceBernstein from 2007 to 2009. He holds a B.A. from Cornell University and an M.A. from Johns Hopkins School of Advanced International Studies.

Schroder Emerging Markets Multi-Sector Bond Fund	Denis Parisien	Portfolio Manager	2014

Mr. Parisien joined Schroders in April 2014 as a Portfolio Manager for Emerging Market Debt Relative. Prior to joining Schroders, he was head of EM corporate debt research and strategy at Deutsche Bank from 2010 to 2014, and head of Latin American Fixed Income Research at Santander Investment Securities from 2006 to 2010. Mr. Parisien holds a Masters degree in Economics from McGill University.

Schroder Global Strategic Bond Fund	Bob Jolly, CFA	Portfolio Manager	Inception (2014)

Mr. Jolly is a Portfolio Manager and heads the Global Macro team at the Schroders organization. Prior to joining Schroders, he was Head of Currency for US Fixed Income and Global Sovereign at UBS Global Asset Management.

Schroder Global Strategic Bond Fund	Gareth Isaac, CFA	Portfolio Manager	Inception (2014)

Mr. Isaac is a Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 2011. Prior to joining Schroders, he managed a number of fixed income funds at GLG Partners.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Total Return Fixed Income Fund	Chris Ames	Portfolio Manager	March 2011 (also served 2008-March 2010)

Mr. Ames is a Portfolio Manager at Schroders, and specializes in securitized assets. He has been an employee of Schroders since 2007. Prior to joining Schroders, he was a Portfolio Manager with Cheyne Capital from 2005-2007 and Head of ABS and CDO Research at BNP Paribas from 2002-2005.

Schroder Total Return Fixed Income Fund	Richard A. Rezek Jr., CFA	Portfolio Manager	2014

Mr. Rezek is a Portfolio Manager at Schroders. Mr. Rezek joined Schroders in 2013 from STW Fixed Income Management, LLC (now a part of Schroders), where he worked since 2002, and has over 29 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff & Phelps.

Schroder Total Return Fixed Income Fund	Wesley A. Sparks, CFA	Portfolio Manager	Inception (2004)	Mr. Sparks is Head of U.S. Credit of Schroders. He has been an employee of Schroders since December 2000. Prior to joining Schroders, he was a portfolio manager at Aeltus Investment Management.
Schroder Total Return Fixed Income Fund	Neil G. Sutherland, CFA	Portfolio Manager	2014

Mr. Sutherland is a Portfolio Manager at Schroders. Mr. Sutherland joined Schroders in 2013 from STW Fixed Income Management LLC (now a part of Schroders), where he worked since 2008, and has over 15 years of investment experience. Prior to joining STW, he was at AXA Investment Managers, where he held the position of Senior Fixed Income Manager

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Absolute Return EMD and Currency Fund	Abdallah Guezour	Lead Portfolio Manager	Inception (2011)	Mr. Guezour is an Emerging Markets Debt Fund Manager (London) and Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 2000.
Schroder Absolute Return EMD and Currency Fund	Geoff Blanning	Portfolio Manager	Inception (2011)	Mr. Blanning is Head of Emerging Markets Debt and Commodities at the Schroders organization. He has been an employee of the Schroders organization since 1998.
Schroder Absolute Return EMD and Currency Fund	Guillermo Besaccia	Portfolio Manager	Inception (2011)	Mr. Besaccia is an Emerging Markets Debt Research Analyst and Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 1998.
Schroder Absolute Return EMD and Currency Fund	Nick Brown	Portfolio Manager	Inception (2011)	Mr. Brown is an Emerging Markets Debt Fund Manager (London) and Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 1998.

•  Additional Information. The Trustees of the Trusts oversee generally the operations of the Funds and the Trusts. Each Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended ("third-party") beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of a Trust.

This prospectus provides information concerning the Trusts and the Funds that you should consider in determining whether to purchase shares of the Funds. None of this prospectus, the related SAI or any of the above-referenced contracts is intended, or should be read, to be or to give rise to an agreement or contract between a Trust or a Fund and any investor, or to give rise to any rights in any individual shareholder, group of shareholders, or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value per share of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund calculates its NAV as of the close of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern Time) each day the NYSE is open. Notwithstanding the preceding, the Funds may determine to calculate their NAVs as of a different time on any day when there is an unscheduled early close to regular trading on the NYSE. The NYSE is currently closed on weekend days and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at current market value in accordance with the Trusts' valuation procedures. Securities for which market values are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by Schroders at their fair values pursuant to procedures adopted by the Boards of Trustees. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations or other information furnished by broker-dealers or other market intermediaries. Market quotations may not be readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities.

Debt securities may be priced based upon quotations, evaluations or other information provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider factors such as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust's primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts' fair value procedures until an independent source can be secured.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, the security will be valued according to the Trusts' fair value procedures. Exchange traded options, including options on indices, are generally valued at the composite mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price. Rights and warrants are valued at the last reported sale price on the exchange on which they are principally traded. Futures are valued at the settlement price established each day by the board of exchange on which they are principally traded. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price

(which is typically the last sales price) may be used to value the Funds' futures positions. If rights and warrants are not traded on a particular day, intrinsic value may be used to value the security. Otherwise, the security will be valued according to the Trusts' fair value procedures. Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared. In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap. If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. In the absence of the above, the Schroders' Pricing Committee (the "Committee") will determine an appropriate method of valuation, subject to the Trusts' fair value procedures. The Committee is comprised of officers of the Funds and Schroders and other responsible personnel of Schroders.

The values of foreign currencies, foreign securities, and of forward foreign currency contracts whose values are calculated in a foreign currency are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by an independent source. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Certain Funds may invest in foreign securities that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated and when shares may not be purchased or redeemed. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Each Fund's current net asset value per share is available on the Fund's website at http://www.schroderfunds.com.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder International Alpha Fund, and Schroder International Multi-Cap Value Fund's investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee pursuant to guidelines adopted by the Boards of Trustees, and under the ultimate oversight of the Boards of Trustees. The net asset value of a Fund's classes of shares may differ from each other due to differences in the expenses of each of the share classes.

The Funds' value their portfolio securities for purposes of calculating their net asset values using procedures approved by the Funds' Board of Trustees. Those procedures allow for a variety of methodologies to be used to value a Fund's securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized above are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund's investments are valued on any particular business day.

TYPES OF SHARES AVAILABLE

Advisor Shares, Investor Shares, and R6 Shares are offered in this Prospectus. Each Trust sells shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your shares when you sell them back to the Funds, without any deferred sales charge (although a redemption fee may apply).

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, distribution (Rule 12b-1 fees) and shareholder servicing.

To compensate the distributor for distribution and other related services it provides and for the expenses it bears in connection with the distribution of a Fund's Advisor Shares, the Funds make payments to the distributor from the assets attributable to Advisor Shares under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Advisor Shares (0.35% for Schroder North American Equity Fund). Because Rule 12b-1 fees are paid out of the assets attributable to a Fund's Advisor Shares on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Advisor Shares share in the expense of Rule 12b-1 fees paid; however, because these shareholders hold their shares through varying arrangements they may not share equally in the benefits of the Distribution Plan. Unlike Advisor Shares, Investor Shares and R6 Shares are not subject to a Rule 12b-1 fee.

Each Fund has adopted a shareholder service plan (the "Plan") with respect to its Advisor Shares and Investor Shares. Under the Plan, each Fund, except Schroder North American Equity Fund, out of the assets attributable to its Advisor Shares or its Investor Shares, may make payments to Schroders, SFA, and such other financial intermediaries and other entities as may from time to time provide shareholder services (each, a "Shareholder Servicer") and/or incur expenses directly or indirectly supporting or relating to the shareholder servicing function for holders of Advisor Shares and Investor Shares as compensation for such services and expenses. Payments under the Plan are made at an annual rate of up to 0.15% of the average daily net assets attributable to the applicable class. The fees under the shareholder service plan are separate from the payments made under the Funds' 12b-1 plans, if applicable, and are not made for distribution services or expenses. Please see "Payments to Financial Intermediaries" below for further information regarding payments to financial intermediaries.

Choosing a Share Class. Shares of different classes are available to different eligible investors. The Funds generally do not have the ability to enforce these limitations on access to the different share classes. It is the sole responsibility of each financial intermediary to ensure that it only makes a class of shares available to those categories of investors that qualify for access to such class, and in cases where no financial intermediary is involved, please be aware of the share class eligibility described in this section.

The chart below summarizes the features of the different classes. This chart is only a general summary, and you should read the description of the Funds' expenses in the "Fees and Expenses" section of this Prospectus. You should also consider the effects of any available sales load waivers.

	Minimum Initial/Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee		Payments under the Shareholder Service Plan
Advisor Shares	$2,500/$1,000	(1)	None	None	None	0.25	%(2)	Up to 0.15%(3)
Investor Shares	$250,000/$1,000	(2)	None	None	None	None		Up to 0.15%(3)
R6 Shares	$5,000,000(4)/None		None	None	None	None		None

(1)  A $100 minimum subsequent purchase amount applies for automatic investment plans.

(2)  Advisor Shares of Schroder North American Equity Fund are subject to a 12b-1 fee of 0.35%.

(3)  Not applicable to Schroder North American Equity Fund.

(4)  There is no minimum for Eligible Defined Contribution Plans, as defined below under "Choosing a Share Class – R6 Shares."

Minimums may be waived or modified for certain institutional investors or financial intermediaries that have an arrangement with Schroders or the Fund's distributor. Please contact your financial intermediary for more information. The Trust may, in its sole discretion, waive these minimum investment amounts. For share purchases made through certain financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary may apply.

A Trust may suspend the offering of Fund shares for any period of time.

Advisor Shares. Advisor Shares are primarily available through a financial intermediary that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for its services for the shareholder account, provided it has an arrangement with Schroders or Schroder Fund Advisors LLC ("SFA"). Advisor Shares may also be purchased directly from the Fund. The Trusts sell Advisor Shares at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. Advisor Shares of the Fund are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through a financial intermediary. Advisor Shares are subject to a 12b-1 fee of 0.25% (0.35% for Schroder North American Equity Fund) and shareholder service plan payments (except for Schroder North American Equity Fund).

Investor Shares. Investor Shares are intended primarily for investors making a minimum initial investment of $250,000. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or SFA, subject to the minimums of such fund networks or financial intermediaries. Investor Shares are subject to shareholder service plan payments (except for Schroder North American Equity Fund).

R6 Shares. R6 Shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from a Fund or from Schroders. R6 Shares of the Funds are not designed to accommodate the payment of sub-transfer agency/shareholder servicing fees to financial intermediaries. The minimum initial investment in a Fund for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares of a Fund. R6 Shares are also available to current or former Trustees, Schroders and its affiliates, employees of Schroders and its affiliates, and such employees' spouses and dependents, with no minimum investment amounts. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within a Fund or across R6 Shares of the Funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans held through plan level or omnibus accounts on the books of a Fund: group employer-sponsored 401(k) plans, 457 plans, and employer sponsored 403(b) plans (collectively, "Eligible Defined Contribution Plans").

HOW TO BUY SHARES

•  Advisor Shares. You may purchase Advisor Shares of each Fund by contacting the applicable Trust (through SFA, the distributor of the Trusts' shares) or the Funds' transfer agent, Boston Financial Data Services, Inc. ("BFDS"), or a financial intermediary, such as a bank, trust company, broker-dealer, fund network, or other financial organization having an arrangement with Schroders or SFA. If you do not have a financial intermediary, SFA can provide you with a list of available firms. Your financial intermediary is responsible for forwarding all of the necessary documentation to the applicable Trust, and may charge you separately for its services.

The purchase, redemption and exchange policies and fees charged by such financial intermediaries may differ from those that would apply to transactions effected through SFA or BFDS. For instance, financial intermediaries may charge transaction fees and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your financial intermediary for further information. If the Advisor Shares you purchase will be held in your own name (rather than the name of your financial intermediary), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from BFDS, at the address provided below under "Purchases by Check," from your financial intermediary, at www.schroderfunds.com, or by calling the Schroder Mutual Funds at (800) 464-3108 (from outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative).

•  Investor Shares. Each Trust, through its distributor, SFA, sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You may purchase Investor Shares of each Fund by completing the Account Application available at www.schroderfunds.com that accompanies this prospectus, and sending payment by check or wire as described below. You may be eligible to purchase Investor Shares through certain fund networks or other financial intermediaries that have arrangements with Schroders or SFA. Please contact your financial intermediary for more information.

•  R6 Shares. You may purchase R6 Shares by completing the Account Application provided by Schroders' Client Service team or your custodian, consultant, or other financial intermediary, and sending payment by check or wire as described below. You can contact the Schroders Client Service team by email at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service. The Trust strongly encourages potential investors to communicate with Schroders' Client Service Team or your financial intermediary prior to completing the Account Application or making any substantial purchases. Please contact the Schroders' Client Service team or your financial intermediary for more information.

Acceptance of your purchase request may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its shares at their net asset value next determined after receipt of your purchase request in good order. (A purchase request is in good order if it meets the requirements set out below and in the Account Application, is properly communicated to the Fund, and otherwise meets the requirements implemented from time to time by the Funds' transfer agent or the Fund.) In order for you to receive a Fund's next determined net asset value on a particular day, the Fund, BFDS, or an authorized financial intermediary must receive your request before the time as of which the Fund calculates its NAV, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to a financial intermediary or its designee, the request must subsequently be communicated properly to the Fund. For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund's receipt of the request, which may affect the net asset value (NAV) at which the request is processed. Each Trust reserves the right to reject any request to purchase shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase request has been rejected within 24 hours.

The Funds do not issue share certificates.

Each Trust may suspend the offering of shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

Purchases by check (Direct Purchases). You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase shares of two or more Schroder Mutual Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Schroder Mutual Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds P.O. Box 55260 Boston, MA 02205-5260	Boston Financial Data Services c/o Schroder Mutual Funds ste 8507 30 Dan Road Canton, MA 02021-2809

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire (Direct Purchases). If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the next time as of which the Fund calculates its NAV, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for trading, at that next net asset value calculated. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 if purchasing shares directly from a Fund, or you may also call your financial intermediary if purchasing through a financial intermediary, to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company
1 Lincoln Street
Boston, Massachusetts 02111

ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases (Direct Purchases). You can make regular investments of $100 or more per month or quarter in a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108 ((617) 483-5000 from outside the United States). If you purchase shares through a financial intermediary, your firm may also provide automatic purchase options. Please contact your financial intermediary for details.

Purchases through brokers and other financial institutions. You may also buy and exchange shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging shares. Please consult a representative of your financial institution for further information. Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund. R6 Shares are not generally appropriate for purchase through brokers and other financial institutions who expect to receive compensation from a Fund or Schroders. If you purchase shares through a financial intermediary, your financial intermediary is responsible for ensuring that your purchase is received by the Fund timely and in good order.

Purchases in kind. Investors may purchase shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States), their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing (although typically not in connection with sales of R6 Shares). In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. See "Payments to Financial Intermediaries" below. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information. In addition, employees of Schroders who are registered representatives of SFA may be more favorably compensated in respect of sales of some Schroder Mutual Funds than others; the identity of those Schroder Mutual Funds may change from time to time in Schroders' discretion. Those employees would have a financial incentive to promote the sales of the Schroder Mutual Funds for which they are more highly compensated.

HOW TO SELL SHARES

When you may redeem. You may sell your shares back to a Fund on any day the NYSE is open either through your financial intermediary or directly to the Fund. If your shares are held in the name of a financial intermediary, you may only sell the shares through that financial intermediary. The financial intermediary may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States). Redemption requests will be priced at the net asset value next determined after they are received in good order. In order for you to receive a Fund's net asset value determined on any day, the Fund, BFDS, or your financial intermediary must receive your redemption request in good order before the time as of which the Fund next calculates its NAV, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to your financial intermediary or its designee, the request must subsequently be communicated timely and properly to the Fund. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration, although in certain circumstances you may need to submit additional documentation to redeem your shares. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders if redemption proceeds are requested to be sent to an address or bank account other than the address or bank account on the account registration or if a redemption request is made within 30 days of a change of the account address or bank account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. In certain circumstances, you may need to submit additional documentation to redeem your shares.

Each Fund intends to pay redemption proceeds (less any applicable redemption fee) promptly and in any event within seven days after the request for redemption is received in good order. Each Fund generally sends payment for shares on the business day after a request is received, although it may not always do so. In case of emergencies, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, the applicable Fund will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

You may also redeem and exchange shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that BFDS receives your redemption request timely and in proper form. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your financial intermediary; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary's or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund's receipt of the request, which may affect the NAV at which the request is processed.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund.

Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently $2,000), a Trust may choose to redeem the shares in the account and pay you for them. You will receive at least 30 days' written notice before the Trust redeems such shares, and you may purchase additional shares at any time to avoid a redemption. Each Trust may also redeem shares in an account if the account holds shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of a Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trusts may redeem shares in kind, but do not expect to do so under normal circumstances. If a Trust redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem shares of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to the applicable share class during any 90-day period for any one shareholder. Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for either of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay redemption proceeds in any amount with respect to each Fund that is a series thereof (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Global Multi-Asset Income Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, or Schroder Absolute Return EMD and Currency Fund) in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.

General. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures. In certain circumstances, you may need to submit additional documentation to redeem your shares.

Redemption fee. Each of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Funds permit exceptions to the redemption fee policy for the following transactions:

•  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs ("wrap programs") that are initiated by the sponsor of the program as part of a periodic rebalancing or that are the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

•  where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

–  redemptions made in connection with taking out a loan from the plan;

–  redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

–  redemptions made as part of a systematic withdrawal plan;

–  redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

–  redemptions made in connection with a participant's termination of employment;

–  redemptions made as part of a periodic rebalancing under an asset allocation model;

•  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund;

•  redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;

•  redemptions and exchanges effected by other mutual funds or other commingled vehicles (funds of funds) that are sponsored by Schroders or its affiliates;

•  redemptions and exchanges effected by unaffiliated funds of funds, when officers of Schroders or the applicable Trust have determined that the fund in question has in place an investment strategy, coupled with adequate policies and procedures, that limit the risk of market timing and frequent trading activity affecting the Funds (see "Frequent Purchases and Redemptions of Fund Shares" below for more information);

•  to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

•  otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

EXCHANGES AND CONVERSIONS

You can exchange shares of a Fund for the same share class of other funds in the Schroder family of funds offered in this Prospectus at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder Funds available for exchange and to exchange your shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders will notify shareholders of any such change or suspension.

If you hold shares of a Fund and you are eligible to purchase a different share class, such as Investor Shares or R6 Shares, you may be eligible to convert your shares to a different share class of the same Fund without incurring a fee; SFA reserves the right to permit or reject such a conversion. In addition, each Fund may in its discretion convert shares of one class into shares of a different class of the same Fund. Please contact your financial intermediary or, for R6 shares, the Schroders' Client Service team for more information.

COST BASIS REPORTING

Upon the redemption, sale or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please visit the Funds' website at www.schroderfunds.com or contact the Funds by calling (800) 464-3108, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Short Duration Bond Fund declare dividends from net investment income monthly and distribute these dividends monthly. Schroder Total Return Fixed Income Fund declares dividends from net investment income daily and distributes these dividends monthly. Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund declare dividends from net investment income quarterly and distribute these dividends quarterly. Schroder Emerging Market Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Absolute Return EMD and Currency Fund each declare dividends from net investment income annually and distribute these dividends annually. All Funds distribute any net realized capital gain at least annually. Each Fund reserves the right to declare dividends and make distributions more frequently in its discretion. All Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

You can choose from four distribution options:

•  Reinvest all distributions in additional shares of your class of your Fund;

•  Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of your share class of your Fund;

•  For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional shares of your share class of your Fund while receiving capital gain distributions in cash; or

•  Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in shares of your share class of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

If correspondence to a shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemptions of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period (although it is possible that an intermediary may have number limitations). Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of Trustees of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares – Redemption Fee" for further information.

The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts' "market timing" policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the SAI for additional information on frequent purchases and redemptions of

Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients' shares of the Funds in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: maintaining investor accounts at the financial intermediary level and processing and providing recordkeeping services in respect of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Each Fund, except Schroder North American Equity Fund, may make payments (directly or through Schroders, SFA or their affiliates) out of the assets attributable to its Advisor Shares or its Investor Shares to a Shareholder Servicer for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function as compensation for such services, and not for distribution services or expenses. The amount of such payment borne by the Funds is limited to 0.15% of a Fund's average daily net assets attributable to the applicable share class. This payment may be in addition to payments by the Funds' Advisor Shares under their Rule 12b-1 plans. The amounts paid by the Funds are reviewed periodically by the Trustees. SFA, the Funds' distributor, Schroders, or any of their affiliates, may from time to time, from their own assets, also make payments to financial intermediaries for shareholder services in excess of 0.15% of a Fund's average daily net assets attributable to the applicable share class or for distribution-related services.

The compensation paid by SFA, Schroders, or their affiliates, or by a Fund to an intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SFA, Schroders, or their affiliates, or by a Fund to different financial intermediaries for distribution and/or shareholder services for the Funds may vary by financial intermediary, may vary depending on the Fund and the applicable Share Class, and may vary from amounts paid to the Trusts' transfer agent for providing similar services to other accounts. In most cases, including payments made pursuant to the Funds' Rule 12b-1 Plan on Advisor Shares, the compensation is paid at an annual rate ranging up to 0.45% (0.00% to 0.45%) of the value of the financial intermediary's clients' investments in the Funds, although this amount may be higher for certain relationships in which fees are charged per account or where minimum fees per Fund apply. In addition, SFA, Schroders, or their affiliates may also pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees. Schroders, through its intermediary oversight committee, reviews payments to financial intermediaries and the services they provide, though it may be limited in its abilities to fully assess and evaluate the quality and provision of services rendered.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA").

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. A financial intermediary could also have an incentive to recommend a particular Fund or share class. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

FISCAL YEAR END

The Funds' fiscal year ends on October 31.

TAXES

Taxation of the Funds. Each Fund has elected, or intends to elect, to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as described below). If a Fund were to fail to meet the requirements to qualify and be eligible for treatment as a regulated investment company and were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income at corporate rates for such year, and all distributions from earnings and profits, including any distributions of net long-term capital gains, may be taxable to shareholders as ordinary income.

Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) are generally taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held (or is deemed to have held) for more than one year and that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less and certain other gains will be taxable as ordinary income. Distributions of investment income reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income. Schroder Broad Tax-Aware Value Bond Fund will be eligible to pay "exempt-interest dividends" for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax. Exempt-interest dividends pass through to shareholders the tax-exempt character of exempt interest earned by Schroder Broad Tax-Aware Value Bond.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Distributions by a Fund to shareholders that are not "U.S. persons" within the meaning of the Code ("foreign persons") properly reported by the Fund as (i) capital gain dividends, (ii) "interest-related dividends" (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) "short-term capital gain dividends" (i.e., net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly reported as such by the regulated investment company) generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Taxes when you sell, redeem or exchange your shares. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities will be decreased. Schroder Funds that invest more than 50% of their assets in foreign securities as of the close of the taxable year may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by such Funds. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Foreign currency transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to shareholders.

Derivatives, certain debt obligations and certain other investments. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. Certain of a Fund's investments, including certain debt obligations and derivative contracts, may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. Please see the Funds' SAI for more detailed tax information. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Funds' SAI for a description of the Funds' policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand the financial performance of each of the Funds for the past five years or, if more recent, since their inception. The information shown for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund prior to June 24, 2013 is that of the Predecessor Funds. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods through the fiscal year ended October 31, 2014, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds, except that information related to the period ended July 31, 2012 for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund was obtained from financial statements audited by another accounting firm. That firm's report, along with full financial statements for that period, appears in the Predecessor Funds' shareholder report for the period ended July 31, 2012.

The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the respective Schroder Funds' annual reports and are incorporated by reference into the Funds' SAI. Copies of the annual reports may be obtained without charge by writing the Funds at P.O. Box 55260, Boston, Massachusetts 02205-5260, or by calling (800) 464-3108. The Schroder Funds' annual reports are also available on the following website: www.schroderfunds.com.

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2015	$15.42	$0.34		$0.21		$0.55	$(0.29)	$(0.54)	$(0.83)
2014	13.57	0.27		1.83		2.10	(0.25)	—	(0.25)
2013	10.92	0.24		2.63		2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
Advisor Shares
2015	$15.35	$0.28		$0.22		$0.50	$(0.24)	$(0.54)	$(0.78)
2014	13.51	0.23		1.82		2.05	(0.21)	—	(0.21)
2013	10.87	0.20		2.62		2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
U.S. Opportunities Fund
Investor Shares
2015	$27.36	$(0.05	)(1)	$0.96	†	$0.91	$—	$(3.02)	$(3.02)
2014	29.65	(0.04	)(1)	2.40	†	2.36	(0.01)	(4.64)	(4.65)
2013	24.20	0.01	(1)	7.36	†	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
Advisor Shares
2015	$26.66	$(0.11	)(1)	$0.93		$0.82	$—	$(3.02)	$(3.02)
2014	29.09	(0.13	)(1)	2.34		2.21	—	(4.64)	(4.64)
2013	23.84	(0.04	)(1)	7.20		7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
R6 Shares
2015 (b)	$23.83	$(0.02	)(1)	$1.44		$1.42	$—	$—	$—

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2015		$15.14	3.77%	$759,878	0.32%	0.32%	1.91%	57%
2014		15.42	15.75	805,906	0.31	0.31	1.80	48
2013		13.57	26.76	693,207	0.33	0.33	1.96	31
2012		10.92	13.59	541,720	0.36	0.36	1.81	37
2011		9.76	7.70	513,589	0.37	0.37	1.63	72
Advisor Shares
2015		$15.07	3.44%	$333	0.67%	0.67%	1.56%	57%
2014		15.35	15.38	305	0.66	0.66	1.45	48
2013		13.51	26.35	205	0.68	0.68	1.64	31
2012		10.87	13.04	191	0.71	0.71	1.46	37
2011		9.73	7.43	169	0.72	0.72	1.27	72
U.S. Opportunities Fund
Investor Shares
2015		$25.25	3.76%	$128,250	1.31%	1.39%	(0.18)%	49%
2014		27.36	9.57	138,855	1.24	1.24	(0.13)	66
2013		29.65	33.03	143,507	1.26	1.26	0.04	74
2012		24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011		22.77	3.78	149,941	1.29	1.29	(0.39)	91
Advisor Shares
2015		$24.46	3.50%	$937	1.58%	1.66%	(0.46)%	49%
2014		26.66	9.17	856	1.59	1.59	(0.48)	66
2013		29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012		23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011		22.49	3.50	2,732	1.54	1.54	(0.65)	91
R6 Shares
2015	(b)	$25.25	5.96%	$21	1.05%	1.90%	(0.95)%	49%

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2015	$13.89	$0.01	(1)	$0.86	†	$0.87	$—	$(2.02)	$(2.02)
2014	15.39	—	(1)(2)	1.61	(1)(2)	1.61	(0.01)	(3.10)	(3.11)
2013	12.33	—	(1)(2)	3.81	†(1)(2)	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(2)	0.96	†(1)(2)	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
Advisor Shares
2015	$13.56	$(0.03	)(1)	$0.85	†	$0.82	$—	$(2.02)	$(2.02)
2014	15.12	(0.03	)(1)	1.57	†	1.54	—	(3.10)	(3.10)
2013	12.15	(0.04	)(1)	3.76		3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94		0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(2)	0.55		0.55	—	(0.26)	(0.26)
R6 Shares
2015 (c)	$12.36	$0.00	(1)	$0.40		$0.40	$—	$—	$—
Emerging Market Equity Fund
Investor Shares
2015	$13.40	$0.13	(1)	$(1.85	)†	$(1.72)	$(0.12)	$—	$(0.12)
2014	13.76	0.12	(1)	(0.36	)†	(0.24)	(0.12)	—	(0.12)
2013	12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
Advisor Shares
2015	$13.33	$0.10	(1)	$(1.83	)†	$(1.73)	$(0.04)	$—	$(0.04)
2014	13.70	0.08	(1)	(0.37	)†	(0.29)	(0.08)	—	(0.08)
2013	12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
R6 Shares
2015 (c)	$12.60	$0.14	(1)	$(1.17	)†	$(1.03)	$—	$—	$—
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2015	$10.91	$0.20	(1)	$(1.95	)†	$(1.75)	$(0.24)	$(0.52)	$(0.76)
2014	11.36	0.24	(1)	(0.09)		0.15	(0.27)	(0.33)	(0.60)
2013 (c)	10.00	0.09	(1)	1.34		1.43	(0.07)	—	(0.07)
Advisor Shares
2015	$10.91	$0.18	(1)	$(1.96)		$(1.78)	$(0.21)	$(0.52)	$(0.73)
2014	11.35	0.21	(1)	(0.08)		0.13	(0.24)	(0.33)	(0.57)
2013 (d)	10.00	0.08	(1)	1.33		1.41	(0.06)	—	(0.06)
R6 Shares
2015 (c)	$9.72	$0.20	(1)	$(1.34)		$(1.14)	$(0.18)	$—	$(0.18)

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2015		$12.74	7.23%	$50,126	1.05%	1.60%	0.05%	56%
2014		13.89	12.97	59,840	1.05	1.38	0.00	62
2013		15.39	32.80	67,890	1.05	1.35	0.02	72
2012		12.33	8.41	111,332	1.05	1.27	0.02	76
2011		11.56	5.21	209,199	1.05	1.25	0.21	100
Advisor Shares
2015		$12.36	7.00%	$5,541	1.30%	1.85%	(0.21)%	56%
2014		13.56	12.65	5,756	1.30	1.63	(0.25)	62
2013		15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012		12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011		11.40	4.90	6,974	1.30	1.52	0.00	100
R6 Shares
2015	(c)	$12.76	3.24%	$1,935	0.90%	1.51%	0.03%	56%
Emerging Market Equity Fund
Investor Shares
2015		$11.56	(12.88)%	$877,480	1.24%	1.33%	1.05%	55%
2014		13.40	(1.77)	1,135,896	1.24	1.26	0.87	58
2013		13.76	7.49	841,841	1.23	1.25	1.16	47
2012		12.91	6.77	437,270	1.25	1.26	1.18	47
2011		12.29	(7.73)	234,258	1.25	1.34	1.34	69
Advisor Shares
2015		$11.56	(13.01)%	$41,116	1.49%	1.57%	0.76%	55%
2014		13.33	(2.08)	122,722	1.49	1.50	0.61	58
2013		13.70	7.33	208,116	1.48	1.50	0.84	47
2012		12.85	6.57	153,283	1.50	1.51	0.81	47
2011		12.23	(7.95)	95,602	1.50	1.59	1.05	69
R6 Shares
2015	(c)	$11.57	(8.17)%	$351,836	1.10%	1.21%	1.35%	55%
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2015		$8.40	(16.81)%	$8,389	1.11%	2.55%	2.07%	104%
2014		10.91	1.47	26,865	1.25	2.39	2.17	96
2013	(c)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2015		$8.40	(17.03)%	$911	1.33%	2.87%	1.89%	104%
2014		10.91	1.31	1,164	1.50	2.65	1.93	96
2013	(d)	11.35	14.11	1,136	1.50	3.67	2.16	40
R6 Shares
2015	(c)	$8.40	(11.76)%	$16,592	0.90%	2.53%	2.49%	104%

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Markets Small Cap Fund
Investor Shares
2015 (e)	$10.00	$(0.01	)(1)	$0.53		$0.52	$—	$—	$—
R6 Shares
2015 (e)	$10.00	$(0.01	)(1)	$0.53		$0.52	$—	$—	$—
International Alpha Fund
Investor Shares
2015	$11.86	$0.12	(1)	$(0.23	)†	$(0.11)	$(0.29)	$(0.45)	$(0.74)
2014	12.04	0.29	(1)	(0.23	)†	0.06	(0.14)	(0.10)	(0.24)
2013	9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	) †	(0.91)	(0.24)	—	(0.24)
Advisor Shares
2015	$11.93	$0.05	(1)	$(0.18)		$(0.13)	$—	$(0.45)	$(0.45)
2014	12.11	0.26	(1)	(0.22	)†	0.04	(0.12)	(0.10)	(0.22)
2013	9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
R6 Shares
2015 (c)	$10.88	$0.17	(1)	$(0.03)		$0.14	$—	$—	$—
International Multi-Cap Value Fund
Investor Shares
2015	$9.46	$0.22	(1)	$(0.69	)†	$(0.47)	$(0.26)	$(0.26)	$(0.52)
2014	10.21	0.28	(1)	(0.17	)†	0.11	(0.36)	(0.50)	(0.86)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
Advisor Shares
2015	$9.46	$0.20	(1)	$(0.68	)†	$(0.48)	$(0.24)	$(0.26)	$(0.50)
2014	10.22	0.26	(1)	(0.20	)†	0.06	(0.32)	(0.50)	(0.82)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
R6 Shares
2015 (c)	$8.79	$0.24	(1)	$(0.38)		$(0.14)	$(0.19)	$—	$(0.19)

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Markets Small Cap Fund
Investor Shares
2015	(e)	$10.52	5.20%	$21	1.65%	6.67%	(0.72)%	5%
R6 Shares
2015	(e)	$10.52	5.20%	$12,103	1.50%	6.52%	(0.57)%	5%
International Alpha Fund
Investor Shares
2015		$11.01	(0.89)%	$104,237	0.95%	1.19%	1.02%	45%
2014		11.86	0.54	98,855	0.95	1.03	2.39	54
2013		12.04	23.27	97,227	0.95	1.10	1.28	47
2012		9.87	6.67	65,921	1.01	1.46	1.42	63
2011		9.36	(8.87)	44,038	1.15	1.49	0.97	96
Advisor Shares
2015		$11.35	(1.08)%	$3,921	1.17%	1.38%	0.46%	45%
2014		11.93	0.30	84,474	1.23	1.31	2.17	54
2013		12.11	22.91	101,113	1.23	1.33	1.50	47
2012		9.93	6.32	3,927	1.32	1.78	1.00	63
2011		9.34	(8.97)	4,411	1.40	1.72	0.91	96
R6 Shares
2015	(c)	$11.02	1.29%	$54,747	0.81%	1.09%	1.78%	45%
International Multi-Cap Value Fund
Investor Shares
2015		$8.47	(5.12)%	$218,467	0.91%	1.22%	2.45%	90%
2014		9.46	1.15	213,991	0.95	1.14	2.86	66
2013		10.21	23.84	105,501	0.95	1.43	2.58	79
2012		8.59	6.84	56,727	0.98	2.31	2.87	66
2011		8.34	(3.72)	12,245	1.15	3.60	3.14	91
Advisor Shares
2015		$8.48	(5.27)%	$19,330	1.17%	1.48%	2.21%	90%
2014		9.46	0.67	24,498	1.30	1.51	2.66	66
2013		10.22	23.58	38,501	1.30	1.78	2.32	79
2012		8.58	6.63	9,358	1.32	2.95	2.75	66
2011		8.33	(3.90)	6,767	1.40	3.89	2.73	91
R6 Shares
2015	(c)	$8.46	(1.62)%	$75,256	0.76%	1.08%	3.18%	90%

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Return of Capital	Total Distributions
Broad Tax-Aware Value Bond Fund
Investor Shares
2015		$11.09	$0.32	(1)	$(0.10)	$0.22	$(0.32)	$(0.15)	$—	$(0.47)
2014		10.20	0.36	(1)	1.01	1.37	(0.36)	(0.12)	—	(0.48)
2013	†††	10.03	0.10	(1)	0.17	0.27	(0.10)	—	—	(0.10)
2013	††††	10.93	0.37	(1)	(0.90)	(0.53)	(0.36)	(0.01)	—	(0.37)
2012	(f)	10.00	0.31	(1)	0.92	1.23	(0.30)	— (2)	—	(0.30)
Advisor Shares
2015	(c)	$10.93	$0.25	(1)	$(0.10)	$0.15	$(0.24)	$—	$—	$(0.24)
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2015		$9.96	$0.53	(1)	$(1.17)	$(0.64)	$(0.22)	$(0.06)	$(0.02)	$(0.30)
2014		10.14	0.67	(1)	(0.32)	0.35	(0.49)	(0.04)	—	(0.53)
2013	(d)	10.00	0.21	(1)	0.11	0.32	(0.18)	—	—	(0.18)
Advisor Shares
2015		$9.97	$0.53	(1)	$(1.19)	$(0.66)	$(0.18)	$(0.06)	$(0.03)	$(0.27)
2014		10.14	0.67	(1)	(0.33)	0.34	(0.47)	(0.04)	—	(0.51)
2013	(d)	10.00	0.20	(1)	0.11	0.31	(0.17)	—	—	(0.17)
R6 Shares
2015	(c)	$9.23	$0.49	(1)	$(0.57)	$(0.08)	$(0.09)	$—	$(0.03)	$(0.12)
Global Strategic Bond Fund
Investor Shares
2015		$10.16	$0.07	(1)	$(0.58)	$(0.51)	$(0.55)	$—	$—	$(0.55)
2014	(g)	10.00	0.02	(1)	0.15	0.17	(0.01)	—	—	(0.01)
Advisor Shares
2015		$10.16	$0.03	(1)	$(0.57)	$(0.54)	$(0.54)	$—	$—	$(0.54)
2014	(g)	10.00	0.01	(1)	0.15	0.16	— (2)	—	—	— (2)
R6 Shares
2015	(h)	$9.43	$0.08	(1)	$(0.39)	$(0.31)	$—	$—	$—	$—
Long Duration Investment-Grade Bond Fund
Investor Shares
2015		$10.53	$0.36	(1)	$(0.24)	$0.12	$(0.36)	$(1.30)	$—	$(1.66)
2014		9.96	0.44	(1)	1.00	1.44	(0.45)	(0.42)	—	(0.87)
2013	†	9.85	0.12	(1)	0.11	0.23	(0.12)	—	—	(0.12)
2013	††	11.11	0.46	(1)	(1.05)	(0.59)	(0.46)	(0.21)	—	(0.67)
2012	(f)	10.00	0.40	(1)	1.23	1.63	(0.40)	(0.12)	—	(0.52)
Short Duration Bond Fund
Investor Shares
2015	(e)	$10.00	$0.01	(1)	$0.01	$0.02	$(0.01)	$—	$—	$(0.01)
R6 Shares
2015	(e)	$10.00	$0.02	(1)	$0.00 (2)	$0.02	$(0.01)	$—	$—	$(0.01)

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Broad Tax-Aware Value Bond Fund
Investor Shares
2015		$10.84	2.00%	$105,036	0.46%	0.70%	2.93%	36%
2014		11.09	13.85	96,342	0.46	0.68	3.45	27
2013	†††	10.20	2.69	95,457	0.46	0.73	3.86	8
2013	††††	10.03	(5.05)	100,671	0.46	0.67	3.39	18
2012	(f)	10.93	12.52	105,825	0.46	0.78	3.57	43
Advisor Shares
2015	(c)	$10.84	1.42%	$1,039	0.71%	1.01%	2.77%	36%
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2015		$9.02	(6.47)%	$5,980	0.90%	1.68%	5.66%	209%
2014		9.96	3.48	33,731	0.90	1.68	6.66	380
2013	(d)	10.14	3.19	24,325	0.90	2.47	5.94	76
Advisor Shares
2015		$9.04	(6.59)%	$1,637	1.15%	2.01%	5.75%	209%
2014		9.97	3.32	2,061	1.15	1.86	6.58	380
2013	(d)	10.14	3.11	1,924	1.15	2.71	5.84	76
R6 Shares
2015	(c)	$9.03	(0.87)%	$21,171	0.75%	1.66%	6.32%	209%
Global Strategic Bond Fund
Investor Shares
2015		$9.10	(5.20)%	$13,362	0.79%	1.21%	0.78%	73%
2014	(g)	10.16	1.68	28,444	0.79	1.94	0.49	20
Advisor Shares
2015		$9.08	(5.51)%	$471	1.04%	1.40%	0.35%	73%
2014	(g)	10.16	1.64	1,483	1.04	2.19	0.19	20
R6 Shares
2015	(h)	$9.12	(3.29)%	$96,582	0.64%	0.87%	1.03%	73%
Long Duration Investment-Grade Bond Fund
Investor Shares
2015		$8.99	0.94%	$21,082	0.40%	1.05%	3.80%	126%
2014		10.53	15.51	24,797	0.46	0.83	4.38	53
2013	†	9.96	2.32	44,782	0.46	1.05	4.75	20
2013	††	9.85	(5.68)	44,354	0.46	0.84	4.29	62
2012	(f)	11.11	16.87	49,226	0.46	0.97	4.74	66
Short Duration Bond Fund
Investor Shares
2015	(e)	$10.01	0.22%	$1,001	0.54%	2.66%	0.73%	22%
R6 Shares
2015	(e)	$10.01	0.25%	$24,023	0.39%	2.51%	0.88%	22%

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Total Return Fixed Income Fund
Investor Shares
2015	$10.20	$0.26		$(0.23)	$0.03	$(0.26)	$—	$(0.26)
2014	9.97	0.27		0.22	0.49	(0.26)	—	(0.26)
2013	10.73	0.22		(0.34)	(0.12)	(0.23)	(0.41)	(0.64)
2012	10.33	0.26		0.53	0.79	(0.27)	(0.12)	(0.39)
2011	10.50	0.32		0.13	0.45	(0.32)	(0.30)	(0.62)
Advisor Shares
2015	$10.21	$0.24		$(0.23)	$0.01	$(0.24)	$—	$(0.24)
2014	9.98	0.24		0.22	0.46	(0.23)	—	(0.23)
2013	10.74	0.18		(0.33)	(0.15)	(0.20)	(0.41)	(0.61)
2012	10.34	0.24		0.52	0.76	(0.24)	(0.12)	(0.36)
2011	10.51	0.29		0.13	0.42	(0.29)	(0.30)	(0.59)
Global Multi-Asset Income Fund
Investor Shares
2015	$9.78	$0.37	(1)	$(0.94)	$(0.57)	$(0.51)	$—	$(0.51)
2014 (g)	10.00	0.14	(1)	(0.22)	(0.08)	(0.14)	—	(0.14)
Advisor Shares
2015	$9.78	$0.35	(1)	$(0.95)	$(0.60)	$(0.49)	$—	$(0.49)
2014 (g)	10.00	0.13	(1)	(0.22)	(0.09)	(0.13)	—	(0.13)
R6 Shares
2015 (c)	$9.44	$0.33	(1)	$(0.75)	$(0.42)	$(0.33)	$—	$(0.33)
Absolute Return EMD and Currency Fund
Investor Shares
2015	$10.19	$0.17	(1)	$(0.80)	$(0.63)	$(0.10)	$(0.14)	$(0.24)
2014	10.30	0.21	(1)	(0.13)	0.08	(0.05)	(0.14)	(0.19)
2013	10.03	0.07	(1)	0.32	0.39	(0.12)	—	(0.12)
2012 (i)	10.00	0.10	(1)	(0.07)	0.03	—	—	—
Advisor Shares
2015	$10.15	$0.14	(1)	$(0.80)	$(0.66)	$—	$(0.14)	$(0.14)
2014	10.26	0.17	(1)	(0.10)	0.07	(0.04)	(0.14)	(0.18)
2013	10.01	0.04	(1)	0.32	0.36	(0.11)	—	(0.11)
2012 (i)	10.00	0.08	(1)	(0.07)	0.01	—	—	—
R6 Shares
2015 (c)	$9.78	$0.13	(1)	$(0.58)	$(0.45)	$—	$—	$—

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Total Return Fixed Income Fund
Investor Shares
2015		$9.97	0.30%	$183,138	0.40%	0.56%	2.58%	93%
2014		10.20	4.97	153,951	0.40	0.53	2.65	319
2013		9.97	(1.23)	141,390	0.40	0.59	2.09	388
2012		10.73	7.79	91,809	0.40	0.75	2.27	524
2011		10.33	4.60	84,038	0.40	0.68	2.96	473
Advisor Shares
2015		$9.98	0.05%	$1,521	0.65%	0.81%	2.29%	93%
2014		10.21	4.70	2,414	0.65	0.78	2.39	319
2013		9.98	(1.47)	3,699	0.65	0.86	1.83	388
2012		10.74	7.52	4,346	0.65	1.03	2.00	524
2011		10.34	4.34	2,519	0.65	0.94	2.71	473
Global Multi-Asset Income Fund
Investor Shares
2015		$8.70	(6.00)%	$5,443	0.85%	1.75%	3.92%	130%
2014	(g)	9.78	(0.83)	24,284	0.80	2.08	4.09	33
Advisor Shares
2015		$8.69	(6.32)%	$2,553	1.10%	2.28%	3.80%	130%
2014	(g)	9.78	(0.92)	1,030	1.05	2.33	3.84	33
R6 Shares
2015	(c)	$8.69	(4.63)%	$20,341	0.70%	1.91%	4.31%	130%
Absolute Return EMD and Currency Fund
Investor Shares
2015		$9.32	(6.34)%	$97,022	1.15%	1.31%	1.73%	207%
2014		10.19	0.83	257,568	1.15	1.18	2.09	149
2013		10.30	3.90	121,402	1.15	1.29	0.71	103
2012	(i)	10.03	0.30	71,561	1.15	1.72	1.12	62
Advisor Shares
2015		$9.35	(6.59)%	$5,026	1.40%	1.57%	1.43%	207%
2014		10.15	0.68	10,001	1.40	1.41	1.65	149
2013		10.26	3.57	43,814	1.40	1.51	0.41	103
2012	(i)	10.01	0.10	7,055	1.40	2.00	0.92	62
R6 Shares
2015	(c)	$9.33	(4.60)%	$1,092	1.00%	1.22%	1.63%	207%

†  Includes redemption fees. Amount was less than $ 0.01 per share.

††  Includes redemption fees of $ 0.01 per share.

†††  August 1, 2013 to October 31, 2013 (See Note 1).

††††  For the year ended July 31, 2013.

(1)  Per share net investment income (loss) calculated using average shares.

(2)  Amount was less than $ 0.01 per share.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on September 28, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)  Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)  Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(e)  Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(f)  Fund commenced investment activities on October 3, 2011. Financial Highlights are for the period October 3, 2011 to July 31, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(g)  Fund commenced investment activities on June 23, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(h)  Fund commenced investment activities on December 19, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(i)  Fund commenced investment activities on December 15, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT ADVISER

Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

INVESTMENT SUB-ADVISER
SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER EMERGING MARKETS MULTI-CAP EQUITY FUND, SCHRODER EMERGING MARKETS SMALL CAP FUND, SCHRODER GLOBAL MULTI-ASSET INCOME FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER GLOBAL STRATEGIC BOND FUND, AND SCHRODER ABSOLUTE RETURN EMD AND CURRENCY FUND

Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

ADMINISTRATOR
ALL FUNDS EXCEPT SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. OPPORTUNITIES FUND

SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER U.S. OPPORTUNITIES FUND

Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

SCHRODER NORTH AMERICAN EQUITY FUND

Schroder Fund Advisors LLC
875 Third Avenue
New York, New York 10022

SUB-ADMINISTRATOR
SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. OPPORTUNITIES FUND

SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN

J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR

Schroder Fund Advisors LLC
875 Third Avenue
New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

COUNSEL

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1700

2001 Market Street

Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST

Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder Emerging Markets Small Cap Fund
Schroder International Multi-Cap Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Global Multi-Asset Income Fund
Schroder Broad Tax-Aware Value Bond Fund
Schroder Emerging Markets Multi-Sector Bond Fund
Schroder Global Strategic Bond Fund
Schroder Long Duration Investment-Grade Bond Fund
Schroder Short Duration Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Absolute Return EMD and Currency Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

The Funds have a Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders that contain additional information about the Funds. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The SAI and the financial statements included in the Funds' most recent annual reports and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Funds' SAI, annual reports and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-551-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trusts' file number under the Investment Company Act, which are set forth below.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 – Schroder Capital Funds (Delaware)
File No. 811-7840 – Schroder Series Trust
File No. 811-21364 – Schroder Global Series Trust

  PRO-FUNDS